As Filed with the Securities and Exchange Commission on April 13, 2017

Registration Nos.:   333-203628; 811-23050

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 2 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9 ☒

(Check appropriate box or boxes)

VARIABLE ANNUITY-8 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Robert L. Reynolds

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

Stephen Roth, Esq.

Eversheds Sutherland (USA) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Approximate Date of Proposed Public Offering:   Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in separate account under group flexible premium deferred variable annuity contract.

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

A Group Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company

Overview

This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company (“we,” “us” or “Great-West”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), and 457(b) (each a “Retirement Plan”) of the Internal Revenue Code (the “Code”). The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each of the Covered Funds is managed by Great-West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.

Participation in the Contract

You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Great-West will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.

Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except that if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor.

Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.

Payment Options

The Contract contains a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.

Allocating Your Money

You can allocate your Contributions to several Variable Accounts that invest all of their assets in one of the corresponding Covered Funds. The following is a list of each Covered Fund:

Great-West SecureFoundation® Balanced Fund

Great-West SecureFoundation® Lifetime 2015 Fund

Great-West SecureFoundation® Lifetime 2020 Fund

Great-West SecureFoundation® Lifetime 2025 Fund

Great-West SecureFoundation® Lifetime 2030 Fund

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Great-West SecureFoundation® Lifetime 2035 Fund

Great-West SecureFoundation® Lifetime 2040 Fund

Great-West SecureFoundation® Lifetime 2045 Fund

Great-West SecureFoundation® Lifetime 2050 Fund

Great-West SecureFoundation® Lifetime 2055 Fund

This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2017, which has been filed with the SEC. The SAI is incorporated by reference as a matter of law into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (866) 696-8232. You may also obtain the Prospectus, material incorporated by reference, and other information regarding Great-West by visiting the SEC’s website at www.sec.gov.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus. Because the Plan document determines the specific features of the Plan, including the availability of certain types of investment options, distributions, loans, and other features allowed but not required under the Code, all features of the Contract may not be available to all Retirement Plans. You should check with your Plan Sponsor for more details on the Contract features available to you.

The date of this Prospectus is May 1, 2017.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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DEFINITIONS

Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.

Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your GLWB Participant Account Value allocated to each Variable Account.

Administrative Offices: The Administrative Offices of Great-West are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.

Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.

Annuitant: the person upon whose life the payment of an annuity is based.

Attained Age: The Covered Person’s age as of a Ratchet Date.

Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.

Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.

Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.

Contract: An agreement between Great-West and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.

Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.

Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Great-West under the Contract on your behalf and allocated to a GLWB Participant Account.

Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.

Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.

Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.

Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.

Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

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Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund or to another Plan investment.

GAW: See Guaranteed Annual Withdrawal, below.

General Account: Great-West’s assets other than those held in any segregated investment account or the Separate Account.

GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.

GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Accounts.

GLWB Participant Account Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values credited to the GLWB Participant Account.

GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.

Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have processed the Request.

Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.

Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.

Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.

Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.

Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.

Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.

Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.

Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.

Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.

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Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.

Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.

Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.

Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.

Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.

Retirement Plan: A plan established under Section 401(a), 403(b), or 457(b) of the Code.

Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.

Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.

Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.

Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another investment option offered by the Plan.

Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Valuation Period: The period between successive Valuation Dates.

Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.

Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.

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FEE TABLES

The following tables describe the fees and expenses that you, as a GLWB Participant, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or Transfer cash value between investment options. State Premium Tax may also be deducted.

PARTICIPANT TRANSACTION EXPENSES

Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None

The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you are a GLWB Participant under the Contract, not including Covered Fund fees and expenses.

	Maximum Fee	Current Fee
Contract Maintenance Charge[1]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average GLWB Participant Account Value)
Variable Asset Charge	1.00%	0.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value)[2]	1.50%	0.90%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	0.90%

The next item shows the minimum and maximum total operating expenses charged by the Covered Funds as of December 31, 2016. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.

Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	.31%	.37%

1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

2 You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date. The Guarantee Benefit Fee information is found under the section “The Guaranteed Lifetime Withdrawal Benefit.”

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include a GLWB Participant’s maximum transaction expenses, Contract fees, Separate Account annual expenses, and Covered Fund fees and expenses.

The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 380.00	$1,148.00	$1,930.00	$3,3946.00

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$380.00	$1,148.00	$1,940.00	$3,3946.00

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The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

CONDENSED FINANCIAL INFORMATION

Attached as Appendix A is a table showing selected information concerning Accumulation Units for each Covered Fund. An Accumulation Unit is the unit of measure that we use to calculate the value of your interest in a Covered Fund. The Accumulation Unit values reflect the deduction of charges which are deducted from the Covered Fund Value. The information in the table is derived from audited financial statements of the Separate Account. To obtain a more complete picture of each Covered Fund’s finances and performance, you should also review the Separate Account’s financial statements, which are in the Statement of Additional Information.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to its current name in February of 1982. In September of 1990, Great-West redomesticated and is now organized under the laws of the state of Colorado.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States.

Great-West is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc., a holding company. Great-West Lifeco, Inc. is a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Great-West has primary responsibility for administration of the Contract and the Separate Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Great-West or its affiliates may also provide recordkeeping and other services to the Plan for which they receive compensation from Plan assets.

Financial Condition of the Company

The benefits under the Contract are paid by Great-West from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your GLWB Participant Account Value. Your GLWB Participant Account Value constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contractowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at www.sec.gov.

SEPARATE ACCOUNT

Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve supervision of the Separate Account or Great-West by the SEC.

We do not guarantee the investment performance of the Variable Accounts. Your GLWB Participant Account Value allocated to the Variable Accounts and the amount of the Installments depend on the investment performance of the Covered Funds. Thus, you bear the full investment risk for all Contributions allocated to the Variable Accounts.

Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The Variable Accounts available to you will depend on the terms of the Contract. Please consult the Contractowner for more information. If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.

The SEC does not supervise the management or the investment practices and policies of any of the Covered Funds.

Addition, Deletion or Substitution of Funds

We may offer new or cease offering one or more existing Covered Funds, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.

We will notify the Plan Sponsor whenever any Covered Funds are to be changed. If we cease offering one or more Covered Fund(s), we will offer new fund(s) as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.

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If any of the above actions result in a material change in the underlying investments of a Variable Account in which GLWB Participants are invested, Great-West will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change(s), communicate the timeline and effective date of any account change, provide information on the fees received by Great-West, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Great-West is provided notice from a fund company that results in a change to the investment options available under the Plan, Great-West will provide Plan Sponsor with notice of that change as soon as administratively feasible.

If Great-West does not receive an objection from Plan Sponsor to a Great-West-initiated change, Great-West will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Great-West receives a written Request for a different allocation.

If Plan Sponsor provides written objection to Great-West within the sixty (60) calendar day notice period, Great-West will not make the fund change at issue. If Plan Sponsor objects to the fund change, Great-West may terminate the Contract.

Great-West reserves the following rights with respect to the Separate Account:

◾	to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

◾	to deregister the Separate Account under the 1940 Act;

◾	to add Variable Accounts that invest in investment portfolios suitable for the Contract;

◾	to eliminate Variable Accounts;

◾	to close certain Variable Accounts to new allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;

◾	to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub-accounts”);

◾	to combine the Separate Account with one or more different segregated investment accounts established by Great-West;

◾	to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;

◾	to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;

◾	subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;

◾	subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and

◾	to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

Great-West will provide notice of these changes to the Plan Sponsor.

THE COVERED FUNDS

Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. In addition, each Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Funds are available under the Contract.

The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.

The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.

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The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:

Great-West SecureFoundation® Lifetime 2015 Fund

Great-West SecureFoundation® Lifetime 2020 Fund

Great-West SecureFoundation® Lifetime 2025 Fund

Great-West SecureFoundation® Lifetime 2030 Fund

Great-West SecureFoundation® Lifetime 2035 Fund

Great-West SecureFoundation® Lifetime 2040 Fund

Great-West SecureFoundation® Lifetime 2045 Fund

Great-West SecureFoundation® Lifetime 2050 Fund

Great-West SecureFoundation® Lifetime 2055 Fund

The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in bond funds and 30% to 50% of its assets in equity funds.

Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives. Currently, all Covered Funds are available in all states,. If any Covered Fund is not available in all states, that Covered Fund will be listed in an appendix to this Prospectus.

Reinvestment and Redemption

All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.

Payments We Receive

Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.

Where to Find more Information About the Covered Funds

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com.

Selection of Underlying Funds

Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants.

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You are responsible for choosing the Covered Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your Variable Account selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Covered Funds including each Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Funds you have chosen.

We do not recommend or endorse any particular Covered Fund and we do not provide investment advice.

THE CONTRACT

The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.

Purchasing an Interest in the Contract

Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or a GWFS representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.

Contributions

Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB.

Great-West reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.

Subsequent Contributions

Great-West will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Great-West will allocate Contributions on the Valuation Date we receive them.

GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.

Great-West reserves the right, after providing advance written notice to Plan Participants, to refuse any Contribution. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Great-West’s prior approval.

GLWB Participant Account

When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Great-West, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet.

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GLWB Participant Enrollment Form and Initial Contribution

If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Accounts according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.

Free Look Period

You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great-West receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix B. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.

Assignments and Transfers

In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.

Transaction Date

All Requests, Contributions, and Deposits received in good order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.

GLWB Participant Account Value

Your GLWB Participant Account Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.

We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.

The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a)	is the net result of:

(i)	the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)	the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date occurs during the current Valuation Period; plus or minus
(iii)	a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and

(b)	is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and

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(c)	is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.

The value of a Variable Account’s assets is determined at the end of each Valuation Date.

Your GLWB Participant Account Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.

Changes to the Contract

Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners and may notify GLWB Participants of any changes that affect their Contract.

THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT

The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees,, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.

The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.

The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:

•	longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and

•	income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.

Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.

The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.

The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.

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If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.

Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial advisor before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans, below.

Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.

The GLWB is calculated separately for your GLWB Participant Account Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.

Another consequence of calculating the GLWB separately for GLWB Participant Account Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.

The Guarantee Benefit Fee

In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:

•	The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;

•	The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;

•	The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.90%.

You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee on the GLWB Trigger Date.

We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve

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the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.

How the GLWB Works

The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”

The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.

The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1⁄2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner. Your ability to make additional Contributions may be limited after you begin receiving Installments under the GLWB.

Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB or Contract, such as, custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.

THE ACCUMULATION PHASE

The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.

Covered Fund Value

The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.

The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.

The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).

Benefit Base

The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.

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Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any SecureFoundation® Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.

If the Contract is added to an employer sponsored retirement plan with another Great-West guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.

After the initial Benefit Base is established:

•	We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.

•	We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)

•	On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)

A few things to keep in mind regarding the Benefit Base:

•	The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse the Benefit Base with the Covered Fund Value.

•	During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.

•	The maximum Benefit Base is $5,000,000.

Subsequent Contributions to Your GLWB Participant Account

Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.

All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.

Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.

Ratchet Date Adjustments to the Benefit Base

During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the

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Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.

On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.

Excess Withdrawals During the Accumulation Phase

During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.

The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.

Numerical Example

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount: $10,000

Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

Transfers

Transfers of GLWB Participant Account Value between Variable Accounts that invest in Covered Funds or to other investment options available in the Plan are treated as withdrawals -- which during the Accumulation Phase are all Excess Withdrawals -- from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. With respect to any Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result only in a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.

Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.

Loans

During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Loan repayments to the Covered Fund(s) will increase the Benefit Base dollar-for-dollar and are invested in the Covered Fund dollar-for-dollar.

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Death During the Accumulation Phase

If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to each Covered Fund.

If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the GLWB Participant’s death.

THE WITHDRAWAL PHASE

The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.

The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1⁄2. The Retirement Plan and the Code may impose other limitations on distributions. Distributions prior to age 59 1⁄2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan.

In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Great-West.

Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.

Installments

It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW.

Once the Withdrawal Phase has begun, the GLWB Participant may not make any additional new Contributions, although Transfers from other investment options offered in the Plan and rollovers are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.

During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will become the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.

Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.

When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.

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Calculation of Installment Amount

The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.

The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:

Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+

The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.

Installment Frequency Options

The GLWB Participant may elect to receive installments on the following intervals:

(a)	Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.

(b)	Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.

(c)	Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.

(d)	Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.

During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice The frequency of Installments cannot be changed during the Settlement Phase.

Lump Sum Distribution Option

At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

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Suspending and Re-Commencing Installments After a Lump Sum Distribution

After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.

Automatic Resets of the GAW% During the Withdrawal Phase

Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.

If	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than (Current GAW%) x (Current Benefit Base)

Then	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)

Numerical Example When Reset is Beneficial:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $120,000

Current Benefit Base = $125,000

Current GAW% before Ratchet Date: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200

So	New GAW Amount is $7,200

New Benefit Base is $120,000

New GAW% is 6%

Numerical Example When Reset is NOT Beneficial:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $75,000

Current Benefit Base = $125,000

Current GAW % before Ratchet: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500

So	Because $4,500 is less than current GAW of $5,000, no Reset

Effect of Excess Withdrawals During the Withdrawal Phase

Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a Withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another, or outside the Contract to another Plan investment option. Any Withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any

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Withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.

After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).

If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

Numerical Example:

Covered Fund Value before GAW = $55,000

Benefit Base = $100,000

GAW %: 5%

GAW Amount = $100,000 x 5% = $5,000

Total annual withdrawal: $10,000

Excess Withdrawal = $10,000 - $5,000 = $5,000

Covered Fund Value after GAW = $55,000 - $5,000 = $50,000

Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000

Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90

Adjusted Benefit Base = $100,000 x 0.90 = $90,000

Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500

If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.

Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.

If a GLWB Participant Requests a Distribution or Transfer over the telephone, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

RMD Numerical Example #1:

•	Total account value under the Plan = $100,000

•	Covered Fund Value = $50,000 (50% of total account value under the Plan)

•	Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)

•	GAW = $2,500

•	Total RMD attributable to the Plan = $3,000

•	RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500

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Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.

RMD Numerical Example #2:

•	Total account value under the Plan = $100,000

•	Covered Fund Value = $50,000 (50% of total account value under the Plan)

•	Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)

•	GAW = $2,500

•	Total RMD attributable to the Plan = $6,200

•	RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100

Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.

You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.

Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.

Death During the Withdrawal Phase

If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.

If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.

If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.

Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.

Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.

Any election made by the beneficiary is irrevocable.

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THE SETTLEMENT PHASE

The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.

Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.

The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.

When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.

DIVORCE PROVISIONS UNDER THE GLWB

In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.

Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.

During the Accumulation Phase

Great-West will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.

With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.

If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.

A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.

Any election made by an Alternate Payee described in this section is irrevocable.

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During the Withdrawal Phase

Great-West will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.

If there is a Sole Covered Person

Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.

With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.

If there are two Covered Persons

Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.

With respect to the Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.

A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.

Any election made by an Alternate Payee described in this section is irrevocable.

During the Settlement Phase

If a Request in connection with a QDRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.

EFFECT OF ANNUITIZATION

If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate.

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REQUESTING TRANSFERS

There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value among the Variable Accounts or to other investment options within the Plan by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.

When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the old Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.

Your Transfer Request must specify:

•	the amounts being Transferred;

•	the Variable Accounts from which the Transfer is to be made; and

•	the Variable Accounts or other investment option that will receive the Transfer.

A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable Accounts or other investment options each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.

You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.

We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.

MARKET TIMING AND EXCESSIVE TRADING

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Funds more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.

If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted GLWB Participants will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund(s).

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Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.

We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.

The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.

Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.

CHARGES AND DEDUCTIONS

Variable Asset Charge

Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above.

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The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:

•	Size of the prospective group;

•	Projected annual contributions for all GLWB Participants in the group;

•	Frequency of projected Distributions;

•	Type and frequency of administrative and sales services provided; and

•	Level of any applicable administrative charge.

Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.

If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.

Guarantee Benefit Fee

The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.

The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.

We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply propectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.

Contract Maintenance Charge

We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The deduction will be pro-rated among the Covered Funds in which you invest.

Premium Tax Deductions

Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

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Expenses of the Covered Funds

The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If a Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.

Amounts Remitted to the Plan

Great-West, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Funds.

ANNUITY PAYMENT OPTIONS

You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee.

You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the GLWB Participant Account Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your GLWB Participant Account Value you elected to apply to such annuity payment option.

Option 1 - Life Only Annuity

Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Participant Account Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.

Option 2 - Joint & Survivor Annuity

Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annujitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Participant Account Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.

Other annuity payment options permitted under the Plan and acceptable to Great-West may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your GWFS representative to determine the annuity payment options available under your Contract.

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TAXATION OF THE CONTRACT AND THE GLWB

The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.

In General

The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.

The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).

Qualified Contracts

Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.

Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such Plans that are sponsored by a governmental employer. Under such Plans a GLWB Participant may specify the form of investment in which his or her participation will be made.

Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1⁄2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and a designated beneficiary; and (d) certain other distributions specified in the Code.

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Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 70 1⁄2 or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.

Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.

GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:

•	We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.

•	If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.

•	The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Funds, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.

•	The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.

Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA-covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed

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by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.

CONTRACT TERMINATION

Either Great-West or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).

If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.

If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.

On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Great-West will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Plan Sponsor must provide any information or instructions Great-West may reasonably require.

The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.

A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund(s) and will apply to the new GLWB feature.

If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.

VOTING RIGHTS

To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.

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The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in each Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.

Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

PAYMENT OF WITHDRAWAL PROCEEDS

We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

•	The SEC permits, by an order, the postponement for the protection of Contractowners;

•	The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and

•	When mandated under applicable law.

DISTRIBUTION OF THE CONTRACTS

GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.

The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.

Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.

In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.

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You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.

STATE VARIATIONS

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract, and are also included in Appendix B to this Prospectus. See your agent or contact us for information that is specific to your state.

RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Great-West.

Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you had made to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.

UNCLAIMED AND ABANDONED PROPERTY

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.

CYBER SECURITY

Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

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LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and Subsidiaries included in the Statement of Additional Information in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a Registration Statement (“Registration Statement”) with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.

The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account. You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	information about Great-West Life & Annuity Insurance Company and the Separate Account;
•	services;
•	withholding; and
•	financial statements.

For a free copy of the Great-West SecureFoundation® II Statement of Additional Information, mail your request to:

Great-West Life & Annuity Insurance Company, P.O. Box 173920, Denver, Colorado 80217-3921.

33

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (0.00)	2016
GREAT-WEST SECUREFOUNDATION BALANCED
Value at beginning of period	10.00
Value at end of period	10.46
Number of accumulation units outstanding at end of period	2,675,819

APPENDIX B

STATE VARIATIONS

STATE	CONTRACT
AL
AK
AZ
AR
CA

Contract NOT YET APPROVED-

Over 60 front Cover:

IMPORTANT

YOU HAVE PURCHASED A VARIABLE ANNUITY CONTRACT. CAREFULLY REVIEW IT FOR LIMITATIONS.

THIS POLICY MAY BE RETURNED WITHIN 30 DAYS FROM THE DATE YOU RECEIVED IT. DURING THAT 30-DAY PERIOD, YOUR MONEY WILL BE PLACED IN A FIXED ACCOUNT OR MONEY-MARKET FUND, UNLESS YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO UNDERLYING THE CONTRACT DURING THE 30-DAY PERIOD. IF YOU DO NOT DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO, AND IF YOU RETURN THE POLICY WITHIN THE 30-DAY PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE PREMIUM AND POLICY FEES. IF YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO DURING THE 30 DAY PERIOD, AND IF YOU RETURN THE POLICY DURING THAT PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE POLICY’S ACCOUNT VALUE ON THE DAY THE POLICY IS RECEIVED BY THE INSURANCE COMPANY OR AGENT WHO SOLD YOU THIS POLICY, WHICH COULD BE LESS THAN THE PREMIUM YOU PAID FOR THE POLICY. A RETURN OF THE POLICY MAY RESULT IN A SUBSTANTIAL PENALTY.

Front Cover: Bracketed Right to Cancel,

Front Cover: RIGHT TO CANCEL:

You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the [Empower Retirement IRA Center] or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus any fees or charges deducted from the premiums or imposed under the Contract.

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY.

Contract:

SECTION 14. GENERAL PROVISIONS

14.02 Entire Contract

This Contract, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

CO
CT	Contract NOT YET APPROVED
DC

Contract:

SECTION 14. GENERAL PROVISIONS

14.02 Entire Contract

This Contract, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

DE

B-1

FL	Contract NOT YET APPROVED
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT	Contract NOT YET APPROVED
NE
NV
NH
NJ
NM
NY	Contract NOT YET APPROVED
NC
ND	Contract NOT YET APPROVED
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI
WY

B-2

VARIABLE ANNUITY-8 SERIES ACCOUNT

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY

A Group Flexible Premium Variable Deferred Annuity Contract

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2017, which is available without charge by contacting our Administrative Offices at P.O. Box 173920, Denver, Colorado 80217-3921 or at 1-866-696-8232.

The date of this Statement of Additional Information is

May 1, 2017

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

AND VARIABLE ANNUITY-8 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company (the “Company”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.

SERVICES

A.	Safekeeping of Separate Account Assets

The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and Subsidiaries included in this Statement of Additional Information in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.

Great-West Life & Annuity Insurance
Company (a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2016 and 2015 and
Related Statements of Income, Comprehensive Income (Loss),
Stockholder’s Equity and Cash Flows for Each of the Three Years in the
Period Ended December 31, 2016 and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 1, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $21,672,727 and $20,007,462)	$22,153,703	$20,531,627
Fixed maturities, held-for-trading, at fair value (amortized cost of $519,495 and $612,899)	514,738	615,839
Mortgage loans on real estate (net of valuation allowances of $2,882 and $2,890)	3,558,826	3,247,704
Policy loans	4,019,648	4,092,661
Short-term investments (amortized cost of $303,988 and $267,026)	303,988	267,026
Limited partnership and other corporation interests	34,895	40,980
Other investments	15,052	15,189

Total investments	30,600,850	28,811,026
Other assets:
Cash	18,321	34,362
Reinsurance recoverable	598,864	604,946
Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”)	486,690	414,143
Investment income due and accrued	287,681	283,183
Due from parent and affiliates	81,995	62,596
Goodwill	137,683	137,683
Other intangible assets	20,087	23,819
Other assets	1,021,210	874,918
Assets of discontinued operations	17,652	21,910
Separate account assets	27,037,765	26,631,193

Total assets	$60,308,798	$57,899,779

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$28,872,899	$27,110,981
Policy and contract claims	372,259	354,899
Policyholders’ funds	285,554	299,577
Provision for policyholders’ dividends	49,521	55,481
Undistributed earnings on participating business	15,573	17,024

Total policy benefit liabilities	29,595,806	27,837,962
General liabilities:
Due to parent and affiliates	537,990	540,310
Commercial paper	99,049	93,371
Deferred income tax liabilities, net	191,911	137,116
Other liabilities	816,304	755,651
Liabilities of discontinued operations	17,652	21,910
Separate account liabilities	27,037,765	26,631,193

Total liabilities	58,296,477	56,017,513

Commitments and contingencies (See Note 21)
Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value, 50,000,000 shares authorized; 7,292,708 and 7,232,986 shares issued and outstanding	7,293	7,233
Additional paid-in capital	863,031	840,874
Accumulated other comprehensive income	235,875	233,438
Retained earnings	906,122	800,721

Total stockholder’s equity	2,012,321	1,882,266

Total liabilities and stockholder’s equity	$60,308,798	$57,899,779

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2016	2015	2014
Revenues:
Premium income	$465,349	$445,550	$446,395
Fee income	956,817	944,526	729,179
Other revenue	12,261	13,563	7,506
Net investment income	1,276,559	1,254,430	1,228,388
Realized investment gains (losses), net:
Total other-than-temporary losses	(4,963)	(1,044)	(4,334)
Other-than-temporary (gains) losses transferred to other comprehensive income	—	(78)	—
Other realized investment gains (losses), net	97,845	84,832	151,705

Total realized investment gains (losses), net	92,882	83,710	147,371

Total revenues	2,803,868	2,741,779	2,558,839

Benefits and expenses:
Life and other policy benefits	709,333	636,855	643,420
Decrease in future policy benefits	(124,576)	(41,636)	(56,073)
Interest paid or credited to contractholders	608,803	583,319	575,400
Provision for policyholders’ share of losses on participating business	(1,024)	(1,267)	(1,041)
Dividends to policyholders	48,487	57,356	60,739

Total benefits	1,241,023	1,234,627	1,222,445
General insurance expenses	1,181,227	1,078,996	780,991
Amortization of DAC and VOBA	31,309	100,589	44,845
Interest expense	33,705	38,588	37,286

Total benefits and expenses	2,487,264	2,452,800	2,085,567

Income before income taxes	316,604	288,979	473,272
Income tax expense	85,512	98,524	155,903

Net income	$231,092	$190,455	$317,369

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2016	2015	2014
Net income	$231,092	$190,455	$317,369

Components of other comprehensive income (loss)
Unrealized holding gains (losses), net, arising on available-for-sale fixed maturity investments	20,295	(643,880)	586,458
Unrealized holding gains (losses), net, arising on cash flow hedges	44,776	31,061	20,137
Reclassification adjustment for (gains) losses, net, realized in net income	(74,271)	(52,597)	(56,159)

Net unrealized gains (losses) related to investments	(9,200)	(665,416)	550,436

Future policy benefits, DAC and VOBA adjustments	10,983	65,245	(58,760)
Employee benefit plan adjustment	1,966	31,586	(95,886)

Other, net	12,949	96,831	(154,646)

Other comprehensive income (loss) before income taxes	3,749	(568,585)	395,790
Income tax expense (benefit) related to items of other comprehensive income	1,312	(199,005)	138,526

Other comprehensive income (loss) (1)	2,437	(369,580)	257,264

Total comprehensive income (loss)	$233,529	$(179,125)	$574,633

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses on fixed maturities available-for-sale, net of future policy benefits, DAC and VOBA adjustments and income taxes, in the amounts of $(6,520), $(6,596), and $177 for the years ended December 31, 2016, 2015, and 2014, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total

Balances, January 1, 2014	$7,032	$774,115	$345,754	$748,831	$1,875,732
Net income	—	—	—	317,369	317,369
Other comprehensive income, net of income taxes	—	—	257,264	—	257,264
Dividends	—	—	—	(316,401)	(316,401)
Share-based compensation	—	3,384	—	—	3,384
Income tax benefit on share-based compensation	—	165	—	—	165

Balances, December 31, 2014	7,032	777,664	603,018	749,799	2,137,513
Net income	—	—	—	190,455	190,455
Other comprehensive loss, net of income taxes	—	—	(369,580)	—	(369,580)
Dividends	—	—	—	(139,533)	(139,533)
Common stock issuance	201	60,602	—	—	60,803
Share-based compensation	—	1,655	—	—	1,655
Income tax benefit on share-based compensation	—	953	—	—	953

Balances, December 31, 2015	7,233	840,874	233,438	800,721	1,882,266
Net income	—	—	—	231,092	231,092
Other comprehensive income, net of income taxes	—	—	2,437	—	2,437
Dividends	—	—	—	(125,691)	(125,691)
Common stock issuance	60	19,690	—	—	19,750
Share-based compensation	—	2,190	—	—	2,190
Income tax benefit on share-based compensation	—	277	—	—	277

Balances, December 31, 2016	$7,293	$863,031	$235,875	$906,122	$2,012,321

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net income	$231,092	$190,455	$317,369
Adjustments to reconcile net income to net cash provided by operating activities:
Losses allocated to participating policyholders	(1,024)	(1,267)	(1,041)
Amortization of premiums (accretion of discounts) on investments, net	2,209	(12,213)	(42,022)
Net realized (gains) losses on investments	(75,472)	(73,331)	(64,323)
Net proceeds (purchases) of trading securities	107,770	(277,510)	11,478
Interest credited to contractholders	606,790	577,548	571,860
Depreciation and amortization	74,987	139,735	76,461
Deferral of acquisition costs	(93,621)	(64,709)	(110,843)
Deferred income taxes	53,481	21,682	75,044
Contingent consideration	(209)	(17,600)	—
Amortization of low-income housing partnerships	372	4,563	21,713
Other, net	(1,366)	(3,072)	(4,984)
Changes in assets and liabilities:
Policy benefit liabilities	(231,952)	(273,507)	(151,096)
Reinsurance recoverable	10,340	8,738	(18,054)
Investment income due and accrued	(4,392)	(4,385)	(8,951)
Other, net	(23,705)	8,949	(12,273)

Net cash provided by operating activities	655,300	224,076	660,338

Cash flows from investing activities:
Proceeds from sales, maturities, and redemptions of investments:
Fixed maturities, available-for-sale	6,229,209	5,470,124	4,124,159
Mortgage loans on real estate	389,663	594,497	384,306
Limited partnership interests, other corporation interests, and other investments	10,742	6,833	7,555
Purchases of investments:
Fixed maturities, available-for-sale	(7,840,166)	(6,468,699)	(5,174,996)
Mortgage loans on real estate	(694,127)	(448,924)	(609,008)
Limited partnership interests, other corporation interests, and other investments	(5,766)	(1,527)	(2,983)
Net change in short-term investments	(39,677)	(2,238)	22,096
Policy loans, net	5,527	98,143	(11,169)
Acquisition payment	—	—	(28,356)
Purchases of furniture, equipment, and software	(44,644)	(78,778)	(35,537)

Net cash used in investing activities	(1,989,239)	(830,569)	(1,323,933)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

	Year ended December 31,
	2016	2015	2014
Cash flows from financing activities:
Contract deposits	$3,546,320	$2,527,039	$2,709,043
Contract withdrawals	(2,098,286)	(1,782,571)	(1,757,936)
Change in due to/from parent and affiliates	(21,719)	(22,359)	49,337
Dividends paid	(125,691)	(139,533)	(316,401)
Proceeds from issuance of common stock	19,750	60,803	—
Proceeds from financing element derivatives	—	—	5,516
Payments for and interest paid on financing element derivatives, net	(6,744)	(9,383)	(8,392)
Payment of contingent consideration	(14,400)	—	—
Net commercial paper borrowings	5,678	(5,218)	(401)
Change in book overdrafts	12,713	(1,651)	(12,052)
Income tax benefit of stock option exercises	277	953	165

Net cash provided by financing activities	1,317,898	628,080	668,879

Net (decrease) increase in cash	(16,041)	21,587	5,284
Cash, beginning of year	34,362	12,775	7,491

Cash, end of year	$18,321	$34,362	$12,775

Supplemental disclosures of cash flow information:
Net cash (paid) received during the year for:
Income taxes	$(1,543)	$(4,093)	$46,453
Interest	(31,254)	(37,288)	(37,284)
Non-cash investing and financing transactions during the years:
Share-based compensation expense	$(2,190)	$(1,655)	$(3,384)
Contingent consideration	—	—	(32,209)

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC and VOBA, valuation of policy benefit liabilities, valuation of employee benefits plan obligation, the valuation of deferred tax assets or liabilities, net, and valuation of contingent consideration. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.	The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. Also included in AOCI is net unrealized gain or loss resulting from foreign currency translations of fixed maturity investments denominated in foreign currencies.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses are included in net realized investment gains (losses), declines in value determined to be other-than-temporary are included in total other-than-temporary losses, and realized gains and losses from foreign currency translations are recorded in net investment income.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis and its private placement investments on a funding date basis.

2.	Mortgage loans on real estate consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees, provision allowances, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations, and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.	Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). The Company would be determined to be a primary beneficiary, and thus consolidate the VIE when the Company has both (a) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance, and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company would also consolidate a VIE when it has, directly or indirectly, more than 50% of the outstanding voting shares (or more than 50% of the kick-out rights through voting interests for investments in limited partnerships). When the Company becomes involved with an entity and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

•	The risks and rewards created by and shared through the entity;
•	The entity’s participants’ ability to direct the activities, receive its benefits, and absorb its losses; and
•	If the Company has more than 50% of the outstanding voting rights or can unilaterally exercise substantive kick-out rights.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

5.	Short-term investments include securities purchased with investment intent and with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost. They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

6.	The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within fixed maturities and short-term investments in the accompanying consolidated balance sheets. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is recognized within collateral under securities lending agreements in the accompanying consolidated balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

7.	The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry, or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures, Eurodollar futures, futures on equity indices, interest rate swap futures, and other forward contracts. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the consolidated balance sheets the fair value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Realized foreign currency transactional gains and losses, regardless of hedge accounting treatment, are recorded in net investment income. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies, or equity markets may cause the Company to experience volatility in net income.

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions are utilized to enhance the return of the Company’s investment portfolio and are accounted for as derivative instruments not qualifying for hedge accounting. The Company purchases agency mortgage-backed TBAs yet does not always take physical delivery of a security but rather may roll the security into the next month. The Company generally takes physical delivery of a security before year end. Changes in fair value on open TBA transactions are recorded in net investment income while realized investment gains or losses are recorded once the Company cash settles or accepts physical delivery of a security.

As part of its hedging strategy, the Company may enter into certain derivative transactions where a cash investment is made by one party. Certain derivative instruments that contain a financing element at inception and where the Company is deemed to be the borrower are included in financing activities in the consolidated statements of cash flows. The cash flows from all other derivative transactions are included in operating activities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities, and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures, and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers, and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•	Asset-backed, residential mortgage-backed, commercial mortgage-backed securities, and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.
•	U.S. states and their subdivisions - material event notices.
•	Short-term investments - valued based on amortized cost due to their short term nature and high credit quality of the issuers.
•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows, and news sources.
•	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.
•	GLWB - internal models utilizing long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

The fair value of certain investments in the separate accounts, limited partnerships, and common collective trusts are estimated using net asset value per unit as a practical expedient and are excluded from the fair value hierarchy tables in Notes 8 and 17. These net asset values are based on the fair value of the underlying investments less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts, in the amounts of $12,850 and $137, are included in other liabilities at December 31, 2016, and 2015, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated useful life up to five years. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $98,074 and $93,646, are included in other assets at December 31, 2016, and 2015, respectively. The Company capitalized $30,420, $47,895, and $31,473 of internal use software development costs during the years ended December 31, 2016, 2015, and 2014, respectively.

DAC and VOBA

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives, and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits on an annual basis. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. It is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and non-competition intangible asset in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from two to 18 years (weighted average 15 years), primarily based on the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) and Putnam-sponsored mutual funds (“Putnam Funds”), open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $16,530,160 and $15,955,510 at December 31, 2016, and 2015, respectively, are computed on the basis of assumed investment yield, mortality, morbidity, and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $12,291,378 and $11,104,721 at December 31, 2016, and 2015, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality, and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Minimum guarantees

The Company calculates additional liabilities for certain variable annuity guaranteed death benefits. The additional reserve for such products recognizes the portion of contract assessments received to compensate the Company for death benefits. Reserves for annuity guaranteed minimum death benefits (“GMDB”) are determined by estimating the present value of expected benefits in excess of the projected account balance. Expected experience is based on a range of inputs and scenarios. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

The Company also offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company also assumes risk by participating in yearly renewable term and coinsurance agreements.

For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits, and policy and contract claims ceded to (assumed from) other insurance companies, are carried as a reinsurance recoverable (payable) in the accompanying consolidated balance sheets. Premiums, fee income, and policyholder benefits are reported net of reinsurance ceded (assumed) in the accompanying consolidated statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $6,844,640 and $6,890,616 at December 31, 2016, and 2015, respectively. Participating business composed approximately 10% and 10% of the Company’s individual life insurance in-force at December 31, 2016, and 2015, respectively, and 18%, 20%, and 21% of individual life insurance premium income for the years ended December 31, 2016, 2015, and 2014, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

2.  Acquisition

Putnam Retirement Business

Description of transaction

On January 1, 2015, the Company acquired the retirement business of Putnam Investments, LLC (“Putnam”), an affiliate of the Company. The transaction was accounted for as a combination between entities under common control. As such, the assets and liabilities acquired from Putnam were recorded at historical cost as of January 1, 2015. In exchange for cash paid in the amount of $4,114, the Company acquired $11,501 of other assets, assumed $7,717 of other liabilities, and recognized a dividend of $330. The 2016 and 2015 amounts presented are aligned with the new business structure which includes the Putnam retirement business. The 2014 consolidated statement of income amounts reflect the previous structure which excludes the Putnam retirement business as the amounts were considered immaterial.

J.P. Morgan Retirement Plan Services

Description of transaction

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market recordkeeping business for a total purchase price of $59,776. The Company incurred $2,859 of acquisition costs for the year ended December 31, 2014, which are included in general insurance expenses. This acquisition transformed the Company, together with Putnam, into the second largest provider based on number of participants in the U.S. defined contribution market.

Contingent consideration

The Company was obligated to make an additional earnout payment up to $50,000 based on the retention of aggregated revenue, as defined in the Purchase and Sale Agreement, 24 months after the close date. As such, an earnout payment of $14,400 was paid in 2016.

The Company recorded adjustments to general insurance expense to recognize the liability at its fair value of $209, $17,600, and zero for the years ended December 31, 2016, 2015, and 2014, respectively. The contingent consideration liability was zero and $14,609 for the years-ended December 31, 2016, and 2015, respectively.

Revenues and earnings of the acquiree

RPS contributed revenue and net income (loss), included in the consolidated statements of income, as follows:

	Year Ended December 31,
	2015	2014
Revenue	$182,759	$54,267
Net loss	(944)	(3,416)

Pro-forma information

Supplementary pro-forma revenues and net earnings for the combined entity, as though the acquisition date for this business combination had been as of January  1, 2014 have not been included as it is impracticable since historical records are not available.

3.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis. The update primarily amends the criteria used to evaluate whether certain VIEs should be consolidated. The update also modifies the criteria used to determine

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

whether partnerships and similar entities are VIEs. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted, including in the interim periods. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations; however, the Company has additional investments that meet the definition of VIE under this update. As such, the guidance was retrospectively applied and the December 31, 2015 carrying value and maximum exposure to loss in relation to the activities of the VIEs disclosed in Note 5 includes an additional $35,776 to conform to the current period presentation.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement. The update requires the Company to determine if a cloud computing arrangement contains a software license and if so, apply the accounting requirements for other intangible assets. The update also supersedes the requirement to apply lease accounting requirements by analogy for lease classification. If the arrangement is not a software license, then the Company applies accounting requirements for a service requirement. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations.

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The update required assets being valued using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table. The update is effective for interim and annual periods beginning after December 15, 2015. The adoption of this ASU did not have an impact on the Company’s consolidated financial position or results of operations; however, the Company has investments in separate accounts, limited partnerships and common collective trust funds for which fair value is estimated using NAV as a practical expedient. As such, the Company has retroactively applied this guidance as required by the ASU and made the following updates to conform to the current year presentation:

•	Note 8 - removed $533,961 from the December 31, 2015, Level 2 investments in separate accounts in the fair value hierarchy table.
•	Note 17 - removed $286,000 from the Level 2 investments in common collective trust funds and $7,654 from Level 3 investments in limited partnership investments in the December 31, 2015 fair value hierarchy table and removed the $7,654 from the December 31, 2015, Level 3 fair value rollforward.

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts. The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2015, and for interim reporting periods within annual reporting periods beginning after December 15, 2016, with early adoption permitted. The adoption of this ASU did not have a material effect on the Company’s consolidated financial position or results of operations.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The update outlines a comprehensive accounting model for revenue arising from customer contracts and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and recordkeeping services, and investment advisory services. The core principle of the model requires that an entity recognizes revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. The FASB has also issued several updates to ASU 2014-09 including ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (improving the operability and understandability of the implementation guidance on principal versus agent considerations), ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing (reducing the cost and complexity of applying the guidance on identifying promised goods or services and to improve the operability and understandability of the licensing implementation guidance), ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients (amending the guidance on collectability, non cash consideration, presentation of sales tax, and transition) and ASU 2016-20, Technical Corrections and Improvements to Topic 606,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Revenue from Contracts with Customers (amending the guidance on contract costs, certain disclosure requirements, etc.). In adopting ASU 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2017. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company’s evaluation of ASU 2014-09 is ongoing and not complete. The FASB has issued and may issue in the future, interpretative guidance, which may cause the evaluation to change. While the Company anticipates some changes to revenue recognition, it does not currently believe ASU 2014-09 will have a material effect on its consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The ASU also permits early adoption of the own credit provision. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases. This update requires organizations to recognize lease assets and lease liabilities on the balance sheet and also disclose key information about leasing arrangements. This ASU is effective for annual reporting periods beginning on or after December 15, 2018, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual period. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-05, Derivative Contract Novations. This update clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument in an existing hedging relationship would not, in and of itself, be considered a termination of the derivative instrument or a change in critical term of the hedging relationship. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-07, Investments - Equity Method and Joint Ventures. This update simplifies the equity method of accounting by eliminating the requirement to retrospectively apply the equity method to an investment that subsequently qualifies for such accounting as a result of an increase in the level of ownership interest or degree of influence. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation-Stock Compensation: Improvements to Employee Share-Based Payment Account. This update simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, statutory tax withholding requirements, and cash flow statements. The update is effective for fiscal years and interim periods within those beginning after December 15, 2016. The Company does not believe this ASU will have a material impact on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments: Credit Losses: Measurement of Credit Losses on Financial Instruments. This update amends guidance on the impairment of financial instruments by adding an impairment model that is based on expected losses rather than incurred losses and is intended to result in more timely recognition of losses. The standard also simplifies the accounting by decreasing the number of credit impairment models that an entity can use to account for debt instruments. The update is effective for fiscal years and interim periods within those beginning after December 15, 2019 and early adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact of this update on its consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force). This update amends the guidance on the classification of certain cash receipts and payments on the statement of cash flows including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate and bank-owned life insurance policies, distributions from equity method investees, beneficial interests in securitized transactions, and separately identifiable cash flows and application of the predominance principle. The update is effective for fiscal years and interim periods within those beginning after December 15, 2017 and early adoption is permitted. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash (a consensus of the Emerging Issues Task Force). This update requires organizations to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result organizations will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. The update is effective for fiscal years and interim periods within those beginning after December 15, 2017 and early adoption is permitted. The Company is currently evaluating the impact of this update on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other. The update eliminates Step 2 from the goodwill impairment test and will require management to perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Any amount by which the carrying amount exceeds the reporting unit’s fair value (not to exceed the goodwill allocated to that reporting unit) is recognized as an impairment charge. The update is effective for annual or any interim goodwill impairment tests after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect this update to have a material impact on its consolidated financial statements.

4.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets are the following amounts related to reinsurance ceded to and assumed from related parties:

	December 31,
	2016	2015
Reinsurance recoverable	$522,950	$530,213
Future policy benefits	1,608,884	1,724,797

Included in the consolidated statements of income are the following related party amounts:

	Year Ended December 31,
	2016	2015	2014
Premium income, net of related party premiums ceded of $17,774, $15,731, and $13,901	$66,928	$68,722	$71,453
Life and other policy benefits, net of reinsurance recoveries of $8,862, $6,494, and $4,594	189,125	193,215	209,102
Decrease in future policy benefits	(88,639)	(52,842)	(46,915)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets, or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2016	2015	2014
Receives corporate support services	CLAC (1), Great-West Life (1), Great West Global (3), and Putnam (2)	$18,763	$12,609	$4,053	General insurance expense
Provides recordkeeping services	CLAC (1) and Putnam (2)	245	377	13,956	Fee income
Provides shareholder services	Putnam (2)	15,852	5,531	—	Fee income
Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Putnam (2)	12,261	13,563	7,506	Other revenue
Provides advisory, trustee, recordkeeping and administrative services	Great-West Funds, Inc. and Collective Income Trusts (4)	140,455	138,936	126,726	Fee income

(1) An indirect wholly-owned subsidiary of Lifeco

(2) A wholly-owned subsidiary of Lifeco U.S.

(3) An indirect wholly-owned subsidiary of Lifeco U.S.

(4) Great-West Capital Management, LLC, a subsidiary of the Company, serves as a Registered Investment Advisor to Great-West Funds, Inc., an affiliated open-end management investment company, and to Great-West Trust Company, LLC, an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. The Company provides Great-West Funds, Inc. recordkeeping and administrative services to shareholders and account owners.

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015
GWL&A Financial	On account	On demand	$45,190	$38,864
Lifeco U.S.	On account	On demand	34,992	11,783
Other related party receivables	On account	On demand	1,813	11,949

Total			$81,995	$62,596

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015
GWL&A Financial (1)	Surplus note	November 2034	$194,502	$194,474
GWL&A Financial (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial	Note interest	May 2017	3,190	4,701
Other related party payables	On account	On demand	6,898	7,735

Total			$537,990	$540,310

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,502 and $194,474 at December 31, 2016, and 2015, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears each May and November. The note matures on November 15, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note became redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below 2.5 times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $29,185 for the year ended December 31, 2016 and $37,059 for the years ended December 31, 2015 and 2014. Included in other liabilities on the consolidated balance sheets is $3,190 and $4,701 of interest payable attributable to these related party debt obligations for the years ended December 31, 2016, and 2015, respectively.

The Company’s wholly owned subsidiary Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,165,030 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2016, and 2015 there were no outstanding amounts related to the letters of credit.

Included within reinsurance recoverable in the consolidated balance sheets are $511,575 and $520,753 of funds withheld assets as of December 31, 2016, and 2015, respectively. CLAC pays the Company, on a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum. The interest income, in the amount of $22,045, $22,165, and $21,295, is included in net investment income for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2016, 2015, and 2014, these purchases totaled $183,365, $146,547, and $132,961, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $302,898 and $309,108 at December 31, 2016, and 2015, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

5.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2016
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,022,279	$47,791	$34,958	$3,035,112	$—
Obligations of U.S. states and their subdivisions	1,890,568	214,411	6,317	2,098,662	—
Corporate debt securities (2)	13,811,597	477,316	309,164	13,979,749	(1,488)
Asset-backed securities	1,226,493	104,274	18,388	1,312,379	(72,464)
Residential mortgage-backed securities	138,292	3,867	1,167	140,992	23
Commercial mortgage-backed securities	1,222,257	23,207	20,182	1,225,282	—
Collateralized debt obligations	361,241	339	53	361,527	—

Total fixed maturities	$21,672,727	$871,205	$390,229	$22,153,703	$(73,929)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $135,187 and estimated fair value of $113,239.

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,291,167	$55,193	$4,608	$3,341,752	$—
Obligations of U.S. states and their subdivisions	1,988,214	238,862	7,903	2,219,173	50
Foreign government securities	2,291	—	5	2,286	—
Corporate debt securities (2)	12,388,886	437,207	320,381	12,505,712	(1,810)
Asset-backed securities	1,196,326	128,406	13,362	1,311,370	(86,474)
Residential mortgage-backed securities	122,146	4,734	1,508	125,372	(123)
Commercial mortgage-backed securities	1,009,320	19,117	11,529	1,016,908	—
Collateralized debt obligations	9,112	—	58	9,054	—

Total fixed maturities	$20,007,462	$883,519	$359,354	$20,531,627	$(88,357)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $149,062 and estimated fair value of $116,423.

See Note 8 for additional discussion regarding fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2016
	Amortized cost	Estimated fair value
Maturing in one year or less	$668,305	$690,369
Maturing after one year through five years	3,741,043	3,917,479
Maturing after five years through ten years	6,570,148	6,650,854
Maturing after ten years	5,088,280	5,208,071
Mortgage-backed and asset-backed securities	5,604,951	5,686,930

Total fixed maturities	$21,672,727	$22,153,703

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by the U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2016	2015	2014
Proceeds from sales	$4,541,303	$4,187,547	$2,705,999
Gross realized gains from sales	84,305	47,965	47,852
Gross realized losses from sales	16,858	6,476	1,229

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31, 2016	December 31, 2015
Principal	$3,558,863	$3,242,627
Unamortized premium (discount) and fees, net	5,541	7,967
Foreign exchange translation	(2,696)	—
Mortgage provision allowance	(2,882)	(2,890)

Total mortgage loans	$3,558,826	$3,247,704

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2016, and 2015, respectively.
	December 31, 2016	December 31, 2015
Performing	$3,560,243	$3,249,129
Non-performing	1,465	1,465

Total	$3,561,708	$3,250,594

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2016	2015	2014
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$2,890	$2,890	$2,890
Provision increases	536	—	—
Provision decreases	(544)	—	—

Ending balance	$2,882	$2,890	$2,890

Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$536	$—	$—
Collectively evaluated for impairment	2,346	2,890	2,890

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$3,561,708	$3,250,594	$3,366,460
Individually evaluated for impairment	1,465	14,031	12,986
Collectively evaluated for impairment	3,560,243	3,236,563	3,353,474

Limited partnership and other corporation interests - At December 31, 2016, and 2015, the Company had $34,895 and $40,980, respectively, invested in limited partnership and other corporation interests. Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds that primarily make private equity investments across diverse industries and geographical focuses. The Company has determined its interest in each limited partnership to be considered a VIE. Consolidation is not required as the Company is not deemed to be the primary beneficiary of the VIEs.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $32,444 and $38,504 at December 31, 2016, and 2015, respectively.

Special deposits - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $7,659 and $14,000 at December 31, 2016, and 2015, respectively.

Securities lending - The Company had no securities on loan under the program, and therefore no cash or securities held as collateral, at December 31, 2016, and 2015.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2016
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$2,006,588	$34,752	$10,526	$206	$2,017,114	$34,958
Obligations of U.S. states and their subdivisions	216,154	5,922	10,498	395	226,652	6,317
Corporate debt securities	4,119,630	170,453	860,153	138,711	4,979,783	309,164
Asset-backed securities	316,065	6,971	230,331	11,417	546,396	18,388
Residential mortgage-backed securities	16,962	102	14,297	1,065	31,259	1,167
Commercial mortgage-backed securities	592,508	17,535	26,068	2,647	618,576	20,182
Collateralized debt obligations	160,612	53	—	—	160,612	53

Total fixed maturities	$7,428,519	$235,788	$1,151,873	$154,441	$8,580,392	$390,229

Total number of securities in an unrealized loss position		610		128		738

	December 31, 2015
	Less than twelve months		Twelve months or longer			Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$1,357,822	$4,101	$23,604	$507	$1,381,426	$4,608
Obligations of U.S. states and their subdivisions	267,581	7,903	—	—	267,581	7,903
Foreign government securities	2,286	5	—	—	2,286	5
Corporate debt securities	4,412,965	202,874	552,791	117,507	4,965,756	320,381
Asset-backed securities	247,082	4,372	182,404	8,990	429,486	13,362
Residential mortgage-backed securities	—	—	18,625	1,508	18,625	1,508
Commercial mortgage-backed securities	429,175	11,154	44,498	375	473,673	11,529
Collateralized debt obligations	9,054	58	—	—	9,054	58

Total fixed maturities	$6,725,965	$230,467	$821,922	$128,887	$7,547,887	$359,354

Total number of securities in an unrealized loss position		558		106		664

Fixed maturity investments - Total unrealized losses and OTTI increased by $30,875, or 9%, from December 31, 2015, to December 31, 2016. The overall increase in unrealized losses was across several asset classes and reflects higher interest rates at December 31, 2016, compared to December 31, 2015, resulting in generally lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months increased by $25,554 from December 31, 2015, to December 31, 2016. Corporate debt securities account for 90%, or $138,711, of the unrealized losses and OTTI greater than twelve months at December 31, 2016. Non-investment grade corporate debt securities account for $13,285 of the unrealized losses and OTTI greater than twelve months, and $6,791 of the losses are on perpetual debt investments issued by investment grade rated banks in the United Kingdom. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Asset-backed securities account for 7% of the unrealized losses and OTTI greater than twelve months at December 31, 2016. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning balance	$102,343	$119,532	$167,961
Initial impairments - credit loss on securities not previously impaired	—	759	—
Reductions:
Due to sales, maturities, or payoffs during the period	(1,785)	(559)	(646)
Due to increases in cash flows expected to be collected that are recognized over the remaining life of the security	(16,893)	(17,389)	(47,783)

Ending balance	$83,665	$102,343	$119,532

Net Investment Income The following table summarizes net investment income:
	Year Ended December 31,
	2016	2015	2014
Investment income:
Fixed maturity and short-term investments	$819,047	$796,133	$816,907
Mortgage loans on real estate	142,478	150,284	149,497
Policy loans	199,737	206,081	207,013
Limited partnership interests	1,759	10,462	9,128
Net interest on funds withheld balances under reinsurance agreements, related party	22,045	22,165	21,295
Derivative instruments (1)	100,007	78,655	39,533
Other	10,468	9,228	5,008

	1,295,541	1,273,008	1,248,381
Investment expenses	(18,982)	(18,578)	(19,993)

Net investment income	$1,276,559	$1,254,430	$1,228,388

(1) Includes gains (losses) on the hedged asset for fair value hedges. Realized Investment Gains (Losses) The following table summarizes realized investment gains (losses):
	Year Ended December 31,
	2016	2015	2014
Realized investment gains (losses):
Fixed maturity and short-term investments	$87,108	$46,027	$54,219
Derivative instruments	(5,318)	5,840	90,504
Mortgage loans on real estate	10,972	31,841	6,857
Other	120	2	(4,209)

Realized investment gains (losses)	$92,882	$83,710	$147,371

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

6.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements or Master Securities Forward Transaction Agreements (“MSFTA”) with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The MSFTA contain provisions which do not stipulate a threshold for default and only apply to debt obligations between the Company and the specific counterparty. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $38,324 and $76,107 as of December 31, 2016, and 2015, respectively. The Company had pledged collateral related to these derivatives of zero and $45,940 as of December 31, 2016, and 2015, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2016, the fair value of assets that could be required to settle the derivatives in a net liability position was $38,324.

At December 31, 2016, and 2015, the Company had pledged zero and $50,924 of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $103,214 and $19,060 of unrestricted cash collateral to the Company to satisfy collateral netting agreements, respectively.

At December 31, 2016, the Company estimated $9,581 of net derivative gains related to cash flow hedges included in AOCI will be reclassified into net income within the next twelve months. Gains and losses included in AOCI are reclassified into net income when the hedged item affects earnings.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments and are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Fair value hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, over-the-counter (“OTC”) interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures, and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, hedge accounting is not always elected. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, hedge accounting is not elected.

Other forward contracts

The Company uses forward settling to be announced (“TBA”) securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions enhance the return on the Company’s investment portfolio and provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual agency mortgage-backed pools. As the Company does not regularly accept delivery of such securities, they are accounted for as derivatives but hedge accounting is not elected. The Company had no open TBA contracts at either December 31, 2016, or 2015.

The following tables summarize the notional amount and fair value of derivative financial instruments, excluding embedded derivatives:

	December 31, 2016
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$419,800	$33,390	$33,390	$—
Cross-currency swaps	614,208	45,347	53,641	8,294

Total cash flow hedges	1,034,008	78,737	87,031	8,294

Total derivatives designated as hedges	1,034,008	78,737	87,031	8,294

Derivatives not designated as hedges:
Interest rate swaps	468,100	(4,358)	8,982	13,340
Futures on equity indices	34,422	—	—	—
Interest rate futures	81,500	—	—	—
Interest rate swaptions	165,534	354	354	—
Cross-currency swaps	612,733	33,371	50,018	16,647

Total derivatives not designated as hedges	1,362,289	29,367	59,354	29,987

Total derivative financial instruments	$2,396,297	$108,104	$146,385	$38,281

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2016
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$143,800	$11,843	$11,843	$—
Cross-currency swaps	380,873	28,714	28,736	22

Total cash flow hedges	524,673	40,557	40,579	22

Total derivatives designated as hedges	524,673	40,557	40,579	22

Derivatives not designated as hedges:
Interest rate swaps	303,600	3,240	8,295	5,055
Futures on equity indices	29,310	—	—	—
Interest rate futures	117,200	—	—	—
Interest rate swaptions	151,204	189	189	—
Cross-currency swaps	662,935	(51,759)	19,537	71,296

Total derivatives not designated as hedges	1,264,249	(48,330)	28,021	76,351

Total derivative financial instruments	$1,788,922	$(7,773)	$68,600	$76,373

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. The average notional outstanding during the year ended December 31, 2016, was $784,900, $1,141,967, $145,658, $156,632, and $2,230,167 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively. The average notional outstanding during the year ended December 31, 2015, was $443,589, $937,242, $111,801, $212,299, and $5,014,845 for interest rate swaps, cross-currency swaps, futures, swaptions, and other forward contracts, respectively.

The following tables present the effect of derivative instruments in the consolidated statements of income reported by cash flow hedges, fair value hedges, and economic hedges, excluding embedded derivatives:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)
	Year Ended December 31,			Year Ended December 31,
	2016	2015	2014	2016	2015	2014
Cash flow hedges:
Interest rate swaps	$810	$2,228	$9,096	$5,437	$6,779	$7,462	(A)
Interest rate swaps	—	—	—	—	3,634	—	(B)
Interest rate swaps	21,228	—	—	(2,657)	—	—	(C)
Cross-currency swaps	22,738	28,833	11,041	8,469	2,101	1,030	(A)
Cross-currency swaps	—	—	—	—	—	(154)	(B)
Interest rate futures	—	—	—	—	(134)	70	(A)

Total cash flow hedges	$44,776	$31,061	$20,137	$11,249	$12,380	$8,408

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

(C) Interest expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income
	Year Ended December 31,				Year Ended December 31,
	2016	2015	2014		2016	2015	2014
Fair value hedges:
Interest rate swaps	$—	$(1,507)	$(3,444)	(A)	$—	$—	$—
Interest rate swaps	—	773	—	(B)	—	—	—
Items hedged in interest rate swaps	—	—	—		—	1,511	3,439	(A)
Items hedged in interest rate swaps	—	—	—		—	(773)	—	(B)

Total fair value hedges	$—	$(734)	$(3,444)		$—	$738	$3,439

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year Ended December 31,
	2016		2015		2014
Derivatives not designated as hedging instruments:
Futures on equity indices	$817	(A)	$(284)	(A)	$(41)	(A)
Futures on equity indices	(7,930)	(B)	(527)	(B)	(534)	(B)
Interest rate swaps	(4,541)	(A)	(1,094)	(A)	6,508	(A)
Interest rate futures	(57)	(A)	(65)	(A)	(51)	(A)
Interest rate futures	(164)	(B)	1	(B)	305	(B)
Interest rate swaptions	302	(A)	2,868	(A)	2,424	(A)
Interest rate swaptions	(313)	(B)	(3,115)	(B)	(3,578)	(B)
Currency forwards	111	(A)	—	(A)	—	(A)
Other forward contracts	4,690	(B)	5,074	(B)	94,465	(B)
Cross-currency swaps	85,746	(A)	69,819	(A)	24,588	(A)
Cross-currency swaps	(1,601)	(B)	—	(B)	—	(B)

Total derivatives not designated as hedging instruments	$77,060		$72,677		$124,086

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

Embedded derivative - GLWB

The Company offers GLWB through a variable annuity or a contingent deferred annuity. The GLWB is deemed to be an embedded derivative. The GLWB is recorded at fair value within future policy benefits on the consolidated balance sheets. Changes in fair value of GLWB are recorded in net investment income in the consolidated statements of income.

The estimated fair value of the GLWB was $5,712 and $11,257 at December 31, 2016, and 2015, respectively. The changes in fair value of the GLWB were $(5,545) and $11,257 for the years ended December 31, 2016, and 2015, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

7.  Summary of Offsetting Assets and Liabilities

The Company enters into derivative transactions with several approved counterparties. The Company’s derivative transactions are generally governed by MSFTA or ISDA Master Agreements which provide for legally enforceable set-off and close-out netting in the event of default or bankruptcy of the Company’s counterparties. The Company’s MSFTA and ISDA Master Agreements generally include provisions which require both the pledging and accepting of collateral in connection with its derivative transactions. These provisions have the effect of securing each party’s position to the extent of collateral held. The following tables summarize the effect of master netting arrangements on the Company’s financial position in the normal course of business and in the event of default or bankruptcy of the Company’s counterparties:

	December 31, 2016
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$119,862	$(26,254)	$92,756	$852
Derivative instruments (liabilities) (3)	26,254	(26,254)	—	—

	December 31, 2015
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$66,435	$(38,236)	$19,060	$9,139
Derivative instruments (liabilities) (3)	76,107	(38,236)	(37,871)	—

(1) The gross fair value of derivative instruments is not netted against offsetting liabilities for presentation on the consolidated balance sheets.

(2) The estimated fair value of derivative instrument assets is reported in other assets in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

(3) The estimated fair value of derivative instrument liabilities is reported in other liabilities in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

8.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2016
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,035,112	$—	$3,035,112
Obligations of U.S. states and their subdivisions	—	2,098,662	—	2,098,662
Corporate debt securities	—	13,968,110	11,639	13,979,749
Asset-backed securities	—	1,312,379	—	1,312,379
Residential mortgage-backed securities	—	140,992	—	140,992
Commercial mortgage-backed securities	—	1,225,282	—	1,225,282
Collateralized debt obligations	—	361,527	—	361,527

Total fixed maturities available-for-sale	—	22,142,064	11,639	22,153,703

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	458,067	—	458,067
Corporate debt securities	—	55,591	—	55,591
Commercial mortgage-backed securities	—	1,080	—	1,080

Total fixed maturities held-for-trading	—	514,738	—	514,738

Short-term investments	267,851	36,137	—	303,988
Collateral under derivative counterparty collateral agreements	103,214	—	—	103,214
Derivative instruments designated as hedges:
Interest rate swaps	—	33,390	—	33,390
Cross-currency swaps	—	53,641	—	53,641
Derivative instruments not designated as hedges:
Interest rate swaps	—	8,982	—	8,982
Interest rate swaptions	—	354	—	354
Cross-currency swaps	—	50,018	—	50,018

Total derivative instruments	—	146,385	—	146,385
Separate account assets (1)	15,407,992	11,199,924	—	27,037,765

Total assets	$15,779,057	$34,039,248	$11,639	$50,259,793

Liabilities
Collateral under derivative counterparty collateral agreements	$103,214	$—	$—	$103,214
Derivative instruments designated as hedges:
Cross-currency swaps	—	8,294	—	8,294
Derivative instruments not designated as hedges:
Interest rate swaps	—	13,340	—	13,340
Cross-currency swaps	—	16,647	—	16,647

Total derivative instruments	—	38,281	—	38,281

Embedded derivatives - GLWB	—	—	5,712	5,712
Separate account liabilities (2)	55	336,468	—	336,523

Total liabilities	$103,269	$374,749	$5,712	$483,730

(1) Included in the total fair value amount are $430 million of investments as of December 31, 2016 for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,341,752	$—	$3,341,752
Obligations of U.S. states and their subdivisions	—	2,219,173	—	2,219,173
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	12,501,174	4,538	12,505,712
Asset-backed securities	—	1,311,370	—	1,311,370
Residential mortgage-backed securities	—	125,372	—	125,372
Commercial mortgage-backed securities	—	1,016,908	—	1,016,908
Collateralized debt obligations	—	9,054	—	9,054

Total fixed maturities available-for-sale	—	20,527,089	4,538	20,531,627

Fixed maturities held-for-trading:
U.S. government direct obligations and U.S. agencies	—	558,208	—	558,208
Corporate debt securities	—	56,566	—	56,566
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held-for-trading	—	615,839	—	615,839

Short-term investments	132,288	134,738	—	267,026
Collateral under derivative counterparty collateral agreements	69,984	—	—	69,984
Derivative instruments designated as hedges:
Interest rate swaps	—	11,843	—	11,843
Cross-currency swaps	—	28,736	—	28,736
Derivative instruments not designated as hedges:
Interest rate swaps	—	8,295	—	8,295
Interest rate swaptions	—	189	—	189
Cross-currency swaps	—	19,537	—	19,537

Total derivative instruments	—	68,600	—	68,600

Separate account assets (1)	15,249,966	10,847,266	—	26,631,193

Total assets	$15,452,238	$32,193,532	$4,538	$48,184,269

Liabilities
Collateral under derivative counterparty collateral agreements	19,060	—	—	19,060
Derivative instruments designated as hedges:
Cross-currency swaps	—	22	—	22
Derivative instruments not designated as hedges:
Interest rate swaps	—	5,055	—	5,055
Cross-currency swaps	—	71,296	—	71,296

Total derivative instruments	—	76,373	—	76,373

Embedded derivatives - GLWB	—	—	11,257	11,257
Separate account liabilities (2)	24	290,293	—	290,317

Total liabilities	$19,084	$366,666	$11,257	$397,007

(1) Included in the total fair value amount are $534 million of investments as of December 31, 2015 for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

(2) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to derivative counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps, and interest rate swaptions, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Embedded derivatives - GLWB

Significant unobservable inputs are used in the fair value measurements of GLWB include long-term equity and interest rate implied volatility, mortality, and policyholder behavior assumptions, such as benefit utilization and partial withdrawals.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual fund, fixed maturity, and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2016
	Assets	Liabilities
	Fixed maturities available-for-sale Corporate debt securities	Embedded derivatives - GLWB
Balances, January 1, 2016	$4,538	$11,257
Realized and unrealized gains (losses) included in:
Net Income	—	(5,545)
Other comprehensive income (loss)	273	—
Settlements	(1,478)	—
Transfers into Level 3 (1)	11,236	—
Transfers out of Level 3 (2)	(2,930)	$—

Balances, December 31, 2016	$11,639	$5,712

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2016	$—	$(5,545)

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

(2) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2015
	Assets			Liabilities
	Fixed maturities available-for-sale			Embedded derivatives - GLWB
	Corporate debt securities	Asset-backed securities	Total
Balances, January 1, 2015	$5,842	$36	$5,878	$—
Realized and unrealized gains (losses) included in:
Net Income	—	—	—	11,257
Other comprehensive income (loss)	(178)	—	(178)	—
Settlements	(1,126)	—	(1,126)	—
Transfers out of Level 3 (1)	—	(36)	(36)	$—

Balances, December 31, 2015	$4,538	$—	$4,538	$11,257

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—	$—	$—	$11,257

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2014
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Total
January 1, 2014	$6,652	$252,958	$32	$259,642
Realized and unrealized gains (losses) included in:
Net Income	—	—	(17)	(17)
Other Comprehensive income (loss)	(178)	—	(15)	(193)
Settlements	(632)	(19)	—	(651)
Transfers out of Level 3 (1)	—	(252,903)	—	(252,903)

Balances, December 31, 2014	$5,842	$36	$—	$5,878

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	Valuation Technique	Unobservable Input	Range
			December 31, 2016	December 31, 2015
Embedded derivatives - GLWB	Risk neutral stochastic valuation methodology	Equity volatility	15% - 30%	15% - 28%
		Swap curve	0.75% -3.00%	0.75% -3.00%
		Mortality rate	Based on the Annuity 2000 Mortality Table	Based on the Annuity 2000 Mortality Table
		Lapse rate	1% - 15%	1% - 15%

Generally, the following will cause an increase (decrease) in GLWB embedded derivative fair value liabilities:

•	An increase (decrease) in equity volatility;
•	A decrease (increase) in interest rates;
•	A decrease (increase) in mortality;
•	A decrease (increase) in lapses.

The Company notes the following interrelationships:

•	Low equity returns will potentially result in higher in-the-moneyness. This may result in lower lapses increasing the projected number of inforce policies and may also increase the fair value of the GLWB reserve.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments and investments not carried at fair value on a recurring basis:

	December 31, 2016		December 31, 2015
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets
Mortgage loans on real estate	$3,558,826	$3,574,240	$3,247,704	$3,362,496
Policy loans	4,019,648	4,019,648	4,092,661	4,092,661
Limited partnership interests	29,345	29,822	35,039	34,882
Other investments	14,382	44,687	14,596	44,723

Liabilities
Annuity contract benefits without life contingencies	$12,291,378	$12,129,631	$11,104,721	$10,839,205
Policyholders’ funds	285,554	285,554	299,577	299,577
Commercial paper	99,049	99,049	93,371	93,371
Notes payable	531,092	495,004	532,575	563,633

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value is classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity, and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The estimated fair value is determined using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds, and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next one to 10 years. The estimated fair value is classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value is classified as Level 3.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value is classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value is classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to its short-term nature and the high credit quality of the obligor. The estimated fair value is classified as Level 2.

Notes payable

Notes payable is recorded in due to parent and affiliates in the consolidated balance sheets. The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value is classified as Level 2.

9.  Minimum Guarantees

The Company calculates additional liabilities for GMDB and GLWB. The following assumptions and methodology were used to determine GMDB additional reserves at December 31, 2016, and 2015.

Area	Assumptions/Basis for Assumptions
Data Used	Based on 1,050 investment performance scenarios
Mean Investment Performance	Equity: 7% - 13%
Fixed, Bond, Money Market Fund: level 0% - 10%
Volatility	Equity: 10% - 35%
Fixed, Bond, Money Market Fund: 0% - 9%
Mortality	Based on the 1994 VA MGDB Mortality Table
Lapse Rates	Lapse Rates vary by duration and surrender charge
Discount Rates	5%

The assumptions and techniques for valuing the GLWB reserve is disclosed within Note 8 and are identical to those used for valuing the GLWB embedded derivative.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The separate account liabilities subject to the requirements for additional liabilities for GMDB and GLWB, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners for GMDB and GLWB at December 31, 2016, and 2015, were as follows:

	GMDB	GLWB	Total
December 31, 2016
Separate account liability	$55,607	$413,569	$469,176
Net amount at risk, net of reinsurance	$25,891	$2,941	$28,832
Weighted average attained age	71	58	N/A

December 31, 2015
Separate account liability	$55,999	$210,240	$266,239
Net amount at risk, net of reinsurance	$29,050	$7,582	$36,632
Weighted average attained age	70	57	N/A
The paid and incurred amounts for GMDB and GLWB for the years ended December 31, 2016, 2015, and 2014 were as follows:
	GMDB	GLWB	Total
Additional liability balance:
Balances, January 1, 2014	$5,993	$—	$5,993
Incurred guaranteed benefits	305	—	305
Paid guaranteed benefits	(732)	—	(732)

Balances, December 31, 2014	5,566	—	5,566
Incurred guaranteed benefits	821	4,813	5,634
Paid guaranteed benefits	(920)	—	(920)

Balances, December 31, 2015	5,467	4,813	10,280
Incurred guaranteed benefits	132	(2,740)	(2,608)
Paid guaranteed benefits	(503)	—	(503)

Balances, December 31, 2016	$5,096	$2,073	$7,169

The aggregate fair value of equity securities supporting separate accounts with GMDB and GLWB were as follows:
		December 31, 2016	December 31, 2015
Equity securities - GMDB		$55,605	$55,997
Equity securities - GLWB		412,977	209,828

Total		$468,582	$265,825

10.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance, and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2016, and 2015, the reinsurance recoverables had carrying values in the amounts of $598,864 and $604,946, respectively. Included in these

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

amounts are $522,950 and $530,213 at December 31, 2016, and 2015, respectively, associated with reinsurance agreements with related parties. At December 31, 2016, and 2015, 87% and 88%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2016:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$54,618,888	$41,809,635	$96,428,523
Reinsurance ceded	(10,568,467)	(833,090)	(11,401,557)
Reinsurance assumed	56,165,011	—	56,165,011

Net	$100,215,432	$40,976,545	$141,191,977

Percentage of amount assumed to net	56%	—%	40%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$392,654	$1,998	$394,652
Reinsurance ceded	(52,397)	(81)	(52,478)
Reinsurance assumed	123,175	—	123,175

Net	$463,432	$1,917	$465,349

The following tables summarizes life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$53,403,194	$41,855,857	$95,259,051
Reinsurance ceded	(10,169,625)	(393,512)	(10,563,137)
Reinsurance assumed	58,742,234	—	58,742,234

Net	$101,975,803	$41,462,345	$143,438,148

Percentage of amount assumed to net	58%	—%	41%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$368,442	$503	$368,945
Reinsurance ceded	(48,107)	(86)	(48,193)
Reinsurance assumed	124,798	—	124,798

Net	$445,133	$417	$445,550

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes total premium income for the year ended December 31, 2014:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$360,959	$1,255	$362,214
Reinsurance ceded	(45,925)	(95)	(46,020)
Reinsurance assumed	130,201	—	130,201

Net	$445,235	$1,160	$446,395

Reinsurance recoveries for life and other policy benefits were $39,520, $23,179, and $23,965 for the years ended December 31, 2016, 2015, and 2014, respectively.

11.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA:

	DAC	VOBA	Total
Balances, January 1, 2014	$314,071	$29,217	$343,288
Capitalized additions	110,315	—	110,315
Amortization and writedowns	(41,045)	(3,801)	(44,846)
Unrealized investment (gains) losses	(29,933)	(130)	(30,063)

Balances, December 31, 2014	353,408	25,286	378,694
Capitalized additions	63,093	—	63,093
Amortization and writedowns	(96,095)	(4,493)	(100,588)
Unrealized investment (gains) losses	73,012	(68)	72,944

Balances, December 31, 2015	393,418	20,725	414,143
Capitalized additions	93,222	—	93,222
Amortization and writedowns	(29,317)	(1,992)	(31,309)
Unrealized investment (gains) losses	10,522	112	10,634

Balances, December 31, 2016	$467,845	$18,845	$486,690

The estimated future amortization of VOBA for the years ended December 31, 2017, through December 31, 2021, is approximately $3,200 per annum.

12.  Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Empower Retirement segment, at December 31, 2016, and 2015 was $137,683.

The following tables summarize other intangible assets, all of which are within the Empower Retirement segment:

	December 31, 2016
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$47,580	$(27,517)	$20,063
Non-competition	1,325	(1,301)	24

Total	$48,905	$(28,818)	$20,087

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2015
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$47,580	$(24,251)	$23,329
Non-competition	1,325	(835)	490

Total	$48,905	$(25,086)	$23,819

Amortization expense for other intangible assets included in general insurance expenses was $3,732, $4,096, and $3,531 for the years ended December 31, 2016, 2015, and 2014, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2017, through December 31, 2021, is approximately $2,200 per annum.

13.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2016	2015
Face value	$99,049	$93,371
Carrying value	$99,049	$93,371
Effective interest rate	0.7%-0.8%	0.5%-0.6%
Maturity range (days)	10 - 30	8 - 28

14.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2016, and 2015, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which was issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,292,708 and 7,232,986 of which were issued and outstanding at December 31, 2016, and 2015, respectively.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,

	2016	2015	2014		2016	2015

Net income	$100,657	$187,232	$134,091	Capital and surplus	$1,053,333	$1,114,764

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2016.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2016, 2015, and 2014, the Company paid dividends in the amounts of $125,691, $139,533, and $316,401, respectively, to its parent company, GWL&A Financial.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2016, were $1,053,333 and $101,753, respectively. Based on the as filed amounts, the Company may pay an amount up to $101,753 of dividends during the year ended December 31, 2017, without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

15.  Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2016
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2016	$339,520	$45,284	$(65,785)	$(85,581)	$233,438
Other comprehensive income (loss) before reclassifications	13,192	29,104	7,139	(4,755)	44,680
Amounts reclassified from AOCI	(40,964)	(7,312)	—	6,033	(42,243)

Net current period other comprehensive income (loss)	(27,772)	21,792	7,139	1,278	2,437

Balances, December 31, 2016	$311,748	$67,076	$(58,646)	$(84,303)	$235,875

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2015	$784,183	$33,141	$(108,194)	$(106,112)	$603,018
Other comprehensive income (loss) before reclassifications	(418,522)	20,190	42,409	12,825	(343,098)
Amounts reclassified from AOCI	(26,141)	(8,047)	—	7,706	(26,482)

Net current period other comprehensive income (loss)	(444,663)	12,143	42,409	20,531	(369,580)

Balances, December 31, 2015	$339,520	$45,284	$(65,785)	$(85,581)	$233,438

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for- sale	Unrealized holding gains / losses arising on cash flow hedges	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2014	$434,023	$25,517	$(70,000)	$(43,786)	$345,754
Other comprehensive income (loss) before reclassifications	381,198	13,089	(38,194)	(67,380)	288,713
Amounts reclassified from AOCI	(31,038)	(5,465)	—	5,054	(31,449)

Net current period other comprehensive income (loss)	350,160	7,624	(38,194)	(62,326)	257,264

Balances, December 31, 2014	$784,183	$33,141	$(108,194)	$(106,112)	$603,018

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2016
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$20,295	$(7,103)	$13,192
Unrealized holding gains (losses), net, arising on cash flow hedges	44,776	(15,672)	29,104
Reclassification adjustment for (gains) losses, net, realized in net income	(74,271)	25,995	(48,276)

Net unrealized gains (losses) related to investments	(9,200)	3,220	(5,980)
Future policy benefits, DAC and VOBA adjustments	10,983	(3,844)	7,139

Net unrealized gains (losses)	1,783	(624)	1,159
Employee benefit plan adjustment	1,966	(688)	1,278

Other comprehensive income (loss)	$3,749	$(1,312)	$2,437

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(643,880)	$225,358	$(418,522)
Unrealized holding gains (losses), net, arising on cash flow hedges	31,061	(10,871)	20,190
Reclassification adjustment for (gains) losses, net, realized in net income	(52,597)	18,409	(34,188)

Net unrealized gains (losses) related to investments	(665,416)	232,896	(432,520)
Future policy benefits, DAC and VOBA adjustments	65,245	(22,836)	42,409

Net unrealized gains (losses)	(600,171)	210,060	(390,111)
Employee benefit plan adjustment	31,586	(11,055)	20,531

Other comprehensive income (loss)	$(568,585)	$199,005	$(369,580)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$586,458	$(205,260)	$381,198
Unrealized holding gains (losses), net, arising on cash flow hedges	20,137	(7,048)	13,089
Reclassification adjustment for (gains) losses, net, realized in net income	(56,159)	19,656	(36,503)

Net unrealized gains (losses) related to investments	550,436	(192,652)	357,784
Future policy benefits, DAC and VOBA adjustments	(58,760)	20,566	(38,194)

Net unrealized gains (losses)	491,676	(172,086)	319,590
Employee benefit plan adjustment	(95,886)	33,560	(62,326)

Other comprehensive income (loss)	$395,790	$(138,526)	$257,264

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the reclassifications from accumulated other comprehensive income (loss):

	Year Ended December 31,
	2016		2015		2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)						Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on fixed maturities, available-for-sale	$(63,022)		$(40,217)		$(47,751)		Other realized investment (gains) losses, net

	(63,022)		(40,217)		(47,751)		Total before tax
	(22,058)		(14,076)		(16,713)		Tax expense or benefit

	$(40,964)		$(26,141)		$(31,038)		Net of tax

Unrealized holdings (gains) losses, net, arising on cash flow hedges	$(13,906)		$(12,380)		$(8,408)		Net investment income
	2,657		—		—		Interest expense

	(11,249)		(12,380)		(8,408)		Total before tax
	(3,937)		(4,333)		(2,943)		Tax expense or benefit

	$(7,312)		$(8,047)		$(5,465)		Net of tax

Amortization of employee benefit plan items
Prior service costs (benefits)	$(601)	(1)	$(694)	(1)	$3,189	(1)
Actuarial losses (gains)	9,882	(1)	12,550	(1)	2,730	(1)
Settlement	—	(1)	—	(1)	1,857	(1)

	9,281		11,856		7,776		Total before tax
	3,248		4,150		2,722		Tax expense or benefit

	$6,033		$7,706		$5,054		Net of tax

Total reclassification	$(42,243)		$(26,482)		$(31,449)		Net of tax

(1) These accumulated other comprehensive income components are included in the computation of net periodic (benefit) cost of employee benefit plans (see Note 17 for additional details).

16.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2016	2015	2014
Compensation	$625,364	$564,008	$406,601
Commissions	222,028	206,360	210,797
Other	333,835	308,628	163,593

Total general insurance expenses	$1,181,227	$1,078,996	$780,991

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

17.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its balance sheet and statements of income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company continues to account for the corresponding plan obligations on its balance sheet and statements of income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Change in projected benefit obligation:
Benefit obligation, January 1	$560,817	$583,080	$16,637	$12,782	$43,858	$55,832	$621,312	$651,694
Service cost	(1,403)	12,851	1,246	1,042	294	282	137	14,175
Interest cost	25,263	23,987	713	560	1,775	2,122	27,751	26,669
Actuarial (gain) loss	24,928	(42,863)	1,408	3,360	1,911	(9,504)	28,247	(49,007)
Regular benefits paid	(17,315)	(16,238)	(973)	(1,446)	(3,337)	(4,874)	(21,625)	(22,558)
Acquisition	—	—	—	339	—	—	—	339

Benefit obligation, December 31	$592,290	$560,817	$19,031	$16,637	$44,501	$43,858	$655,822	$621,312

Accumulated benefit obligation	$575,024	$544,011	$19,031	$16,637	$43,098	$42,182	$637,153	$602,830

On January 1, 2015, the Company acquired the retirement business of Putnam, an affiliate of the Company. See Note 2 for additional discussion regarding the acquisition. Per the terms of the Asset Transfer Agreement, the Company was required to give each Putnam employee full credit for the employee’s service period with Putnam prior to the closing date for the purpose of eligibility to participate, vesting and level of benefits under the Post-Retirement Medical Plan. As a result, approximately 150 individuals became eligible participants of the Post-Retirement Medical Plan at January 1, 2015. The transaction was recorded as a prior service cost, which resulted in a $339 increase before tax to other liabilities and expenses and a decrease to accumulated other comprehensive income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Change in plan assets:
Value of plan assets, January 1	$427,131	$443,962	$—	$—	$—	$—	$427,131	$443,962
Actual return on plan assets	43,271	(593)	—	—	—	—	43,271	(593)
Employer contributions	—	—	973	1,446	3,337	4,874	4,310	6,320
Benefits paid	(17,315)	(16,238)	(973)	(1,446)	(3,337)	(4,874)	(21,625)	(22,558)

Value of plan assets, December 31	$453,087	$427,131	$—	$—	$—	$—	$453,087	$427,131

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Under funded status at December 31	$(139,203)	$(133,686)	$(19,031)	$(16,637)	$(44,501)	$(43,858)	$(202,735)	$(194,181)

The following table presents amounts recognized in the consolidated balance sheets for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Amounts recognized in consolidated balance sheets:
Other liabilities	$(139,203)	$(133,686)	$(19,031)	$(16,637)	$(44,501)	$(43,858)	$(202,735)	$(194,181)
Accumulated other comprehensive income (loss)	(133,055)	(139,316)	5,715	8,540	(2,360)	(890)	(129,700)	(131,666)
The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2016:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(133,055)	$(86,486)	$5,091	$3,309	$(660)	$(429)	$(128,624)	$(83,606)
Net prior service (cost) credit	—	—	624	406	(1,700)	(1,105)	(1,076)	(699)

	$(133,055)	$(86,486)	$5,715	$3,715	$(2,360)	$(1,534)	$(129,700)	$(84,305)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2017:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(8,799)	$(5,719)	$210	$137	$54	$35	$(8,535)	$(5,547)
Prior service (cost) credit	—	—	453	294	(501)	(326)	(48)	(32)

	$(8,799)	$(5,719)	$663	$431	$(447)	$(291)	$(8,583)	$(5,579)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan
2017	$16,600	$856	$3,435
2018	20,029	843	2,775
2019	21,231	917	2,460
2020	22,694	946	2,438
2021	24,820	1,028	2,400
2022 through 2026	154,223	6,776	27,188

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income includes the following components:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic cost:
Service cost	$(1,403)	$12,851	$4,952
Interest cost	25,263	23,987	23,068
Expected return on plan assets	(22,339)	(28,345)	(29,288)
Amortization of unrecognized prior service cost	—	13	51
Amortization of loss from earlier periods	10,260	12,398	2,898

Net periodic cost	$11,781	$20,904	$1,681

	Post-Retirement Medical Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic benefit:
Service cost	$1,246	$1,042	$985
Interest cost	713	560	574
Amortization of unrecognized prior service benefit	(1,102)	(1,640)	(1,706)
Amortization of gain from earlier periods	(317)	(511)	(450)

Net periodic benefit	$540	$(549)	$(597)

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2016	2015	2014
Components of net periodic cost:
Service cost	$294	$282	$586
Interest cost	1,775	2,122	2,528
Amortization of unrecognized prior service cost	501	933	4,844
Amortization of loss from earlier periods	(61)	663	282
Settlement	—	—	1,857

Net periodic cost	$2,509	$4,000	$10,097

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

On August 1, 2014, the Company made a lump-sum benefit payment from the Supplemental Executive Retirement Plan. The lump-sum distribution resulted in the settlement of 21% of the Supplemental Executive Retirement Plan’s projected benefit obligation and exceeded the total of the projected service cost and interest cost for the plan year. In connection with this settlement during the third quarter of 2014, the Company reclassified a $1,857 loss before tax to earnings from accumulated other comprehensive income. The lump-sum benefit payment also resulted in the recognition of $3,911 of prior service costs within earnings from accumulated other comprehensive income.

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	December 31,
	2016	2015
Discount rate	4.20%	4.55%
Rate of compensation increase	4.47%	4.47%

	Post-Retirement Medical Plan
	December 31,
	2016	2015
Discount rate	4.05%	4.31%
Initial health care cost trend	6.75%	7.00%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024

	Supplemental Executive Retirement Plan
	December 31,
	2016	2015
Discount rate	3.80%	4.22%
Rate of compensation increase	4.00%	4.00%

During 2016, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2016).

During 2015, the Company adopted the Society of Actuaries 2015 Mortality Tables Report (RP-2015) and Mortality Improvement Scale (MP-2015), which adjusted the mortality assumptions used to measure retirement plan obligations. These mortality assumptions are an update to the tables adopted in 2014, to reflect two additional years of U.S. population mortality improvement data.

The following tables present the assumptions used in determining the net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical, and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.55%	4.17%
Expected return on plan assets	6.00%	6.50%
Rate of compensation increase	4.47%	4.47%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Post-Retirement Medical Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.31%	3.94%
Initial health care cost trend	7.00%	6.50%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2018

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2016	2015
Discount rate	4.22%	3.99%
Rate of compensation increase	4.00%	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$322	$(269)
Increase (decrease) on post-retirement benefit obligation	2,430	(2,083)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested:

	December 31,
	2016	2015
Equity securities	45%	67%
Debt securities	39%	31%
Other	16%	2%

Total	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation approach utilized to determine such fair value:

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2016
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds: (1)
Equity index funds	$—	$—	$—	$34,578
Midcap index funds	—	—	—	35,330
World equity index funds	—	—	—	44,235
U.S. equity market funds	—	—	—	45,614
International equity funds	—	—	—	11,143

Total common collective trust funds	—	—	—	170,900
Fixed maturity investments:
U.S. government direct obligations and agencies	—	5,672	—	5,672
Obligations of U.S. states and their municipalities	—	18,670	—	18,670
Corporate debt securities	—	141,102	1,316	142,418
Asset-backed securities	—	7,828	—	7,828
Commercial mortgage-backed securities	—	2,884	—	2,884

Total fixed maturity investments	—	176,156	1,316	177,472
Equity investments:
Fixed income mutual funds	21,321	—	—	21,321
Equity mutual funds	11,106	—	—	11,106
Preferred stock	640	—	—	640

Total equity investments	33,067	—	—	33,067
Limited partnership investments (1)	—	—	—	7,022
Money market funds	62,883	—	—	62,883

Total defined benefit plan assets	$95,950	$176,156	$1,316	$451,344

(1) Fair values of Common collective trust funds and Limited partnership investments are estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2015
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds: (1)
Equity index funds	$—	$—	$—	$94,751
Midcap index funds	—	—	—	88,267
World equity index funds	—	—	—	8,511
U.S. equity market funds	—	—	—	94,471

Total common collective trust funds	—	—	—	286,000
Fixed maturity investments:
U.S. government direct obligations and agencies	—	6,753	—	6,753
Obligations of U.S. states and their municipalities	—	19,074	—	19,074
Corporate debt securities	—	93,811	—	93,811
Asset-backed securities	—	8,149	—	8,149
Commercial mortgage-backed securities	—	2,926	—	2,926

Total fixed maturity investments	—	130,713	—	130,713
Preferred stock	280	—	—	280
Limited partnership investments (1)	—	—	—	7,654
Money market funds	2,484	—	—	2,484

Total defined benefit plan assets	$2,764	$130,713	$—	$427,131

(1)  Fair values of Common collective trust funds and Limited partnership investments are estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

The following tables present additional information about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets
	Corporate debt securities
	Year Ended December 31,
	2016	2015
Balance, January 1	$—	$—
Actual return on plan assets	54	—
Settlements	(213)	—
Transfers into Level 3 (1)	1,475	—

Balance, December 31	$1,316	$—

(1)  Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2017:

December 31, 2017
Equity securities	30%
Debt securities	52%
Other	18%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2017. The Company expects to make payments of approximately $856 with respect to its Post-Retirement Medical Plan and $3,435 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2017.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $7,236 and $8,678 at December 31, 2016, and 2015, respectively. The participant deferrals earned interest at the average rates of 6.42% and 6.48% during the years ended December 31, 2016, and 2015, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 4.12% to 5.03% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $21,758 and $18,654 at December 31, 2016, and 2015, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $12,364, $13,016, and $8,479 in expense related to this plan for the years ended December 31, 2016, 2015, and 2014, respectively.

18.   Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2016	2015	2014
Current	$32,031	$76,842	$80,859
Deferred	53,481	21,682	75,044

Total income tax provision	$85,512	$98,524	$155,903

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate:

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(3.0)%	(3.0)%	(1.8)%
Tax credits	(6.9)%	(0.2)%	(0.3)%
State income taxes, net of federal benefit	2.3%	3.2%	1.0%
Income tax contingency provisions	— %	— %	(1.2)%
Other, net	(0.4)%	(0.9)%	0.2%

Effective federal income tax rate	27.0%	34.1%	32.9%

A reconciliation of unrecognized tax benefits is as follows:
	Year Ended December 31,
	2016	2015	2014
Balance, beginning of year	$23,093	$26,890	$21,154
Additions to tax positions in the current year	—	1,383	13,931
Additions to tax positions in the prior year	1,902	50	—
Reductions to tax positions from statutes expiring	(7,727)	(5,230)	(8,195)

Balance, end of year	$17,268	$23,093	$26,890

There were no tax benefits included in the unrecognized tax benefits of $17,268 at December 31, 2016, that would impact the annual effective tax rate. The Company does not anticipate material changes to its unrecognized tax benefits in the next twelve months.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized decreases of $153, $193, and $2,916 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2016, 2015, and 2014, respectively. The Company had approximately $864 and $1,017 accrued for the payment of interest and penalties at December 31, 2016, and 2015, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2012 and prior. Tax years 2013 through 2015 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2016		2015
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability

Policyholder reserves	$—	$278,632	$—	$262,822
Deferred acquisition costs	—	28,071	—	8,533
Investment assets	—	233,583	—	221,303
Policyholder dividends	8,583	—	8,919	—
Net operating loss carryforward	96,693	—	113,637	—
Pension plan accrued benefit liability	83,562	—	79,945	—
Goodwill	—	35,306	—	33,034
Experience rated refunds	6,654	—	12,673	—
Tax credits	168,597	—	154,017	—
Other	19,592	—	19,385	—

Total deferred taxes	$383,681	$575,592	$388,576	$525,692

The deferred tax liability amounts presented for investment assets above include $172,405 and $171,780 related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2016, and 2015, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

As of December 31, 2016, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2021	$5,977
2022	136,796
2023	81,693
2028	2,215

Total	$226,681

During the years ended December 31, 2016, 2015, and 2014, the Company generated $215, $3,295, and $15,506 of Guaranteed Federal Low Income Housing tax credit carryforwards, respectively. As of December 31, 2016, the total credit carryforward for Low Income Housing is $143,105. These credits will begin to expire in 2030.

The Company generated $4,286 of foreign tax credit carryforwards during the year ended December 31, 2016. During the years ended December 31, 2010 through December 31, 2015, the Company generated credit carryforwards of $21,025. The Company determined in 2016 that it will amend its prior year previously filed federal income tax returns in order to elect to claim foreign tax credits in lieu of foreign tax expense. These credits will begin to expire in 2020.

Included in due from parent and affiliates at December 31, 2016, and 2015 is $35,093 and $11,790, respectively, of income taxes receivable primarily from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.

Included in the consolidated balance sheets at December 31, 2016, and 2015 is $7,819 and $7,721, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

19.  Segment Information

The Chief Operating Decision Maker (“CODM”) of the Company is also the Chief Executive Officer (“CEO”) of the Company and Lifeco U.S. The CODM reviews the financial information for the purposes of assessing performance and allocating resources based upon the results of Lifeco U.S. and other U.S. affiliates prepared in accordance with International Financial Reporting Standards. The CODM, in his capacity as CEO of the Company, reviews the Company’s financial information only in connection with the quarterly and annual reports that are filed with the Securities and Exchange Commission (“SEC”). Consequently, the Company does not provide its discrete financial information to the CODM to be regularly reviewed to make decisions about resources to be allocated or to assess performance. For purposes of SEC reporting requirements, the Company has chosen to present its financial information in three segments, notwithstanding the above. The three segments are: Individual Markets, Empower Retirement, and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life.

Empower Retirement

The Empower Retirement reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and recordkeeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption of reinsurance between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers, or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information:

	Year Ended December 31, 2016
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$379,127	$1,853	$84,369	$465,349
Fee income	99,514	851,620	5,683	956,817
Other revenue	—	12,261	—	12,261
Net investment income	798,557	428,327	49,675	1,276,559
Realized investments gains (losses), net	40,899	51,209	774	92,882

Total revenues	1,318,097	1,345,270	140,501	2,803,868

Benefits and expenses:
Policyholder benefits	969,182	206,143	65,698	1,241,023
Operating expenses	175,016	1,002,129	69,096	1,246,241

Total benefits and expenses	1,144,198	1,208,272	134,794	2,487,264

Income before income taxes	173,899	136,998	5,707	316,604
Income tax expense	58,601	25,144	1,767	85,512

Net income	$115,298	$111,854	$3,940	$231,092

	December 31, 2016
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$16,770,772	$12,195,748	$1,634,330	$30,600,850
Other assets	1,453,717	1,057,148	141,666	2,652,531
Separate account assets	7,521,475	19,516,290	—	27,037,765

Assets of continuing operations	$25,745,964	$32,769,186	$1,775,996	60,291,146

Assets of discontinued operations				17,652

Total assets				$60,308,798

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,783	$533	$84,234	$445,550
Fee income	87,471	853,076	3,979	944,526
Other revenue	—	13,563	—	13,563
Net investment income	801,935	398,639	53,856	1,254,430
Realized investments gains (losses), net	28,864	54,752	94	83,710

Total revenues	1,279,053	1,320,563	142,163	2,741,779

Benefits and expenses:
Policyholder benefits	931,631	201,791	101,205	1,234,627
Operating expenses	159,719	992,564	65,890	1,218,173

Total benefits and expenses	1,091,350	1,194,355	167,095	2,452,800

Income (loss) before income taxes	187,703	126,208	(24,932)	288,979
Income tax expense (benefit)	64,360	43,058	(8,894)	98,524

Net income (loss)	$123,343	$83,150	$(16,038)	$190,455

	December 31, 2015
	Individual Markets	Empower Retirement	Other	Total
Assets:
Investments	$16,074,681	$10,966,096	$1,770,249	$28,811,026
Other assets	1,358,934	927,061	149,655	2,435,650
Separate account assets	7,031,013	19,600,180	—	26,631,193

Assets of continuing operations	$24,464,628	$31,493,337	$1,919,904	57,877,869

Assets of discontinued operations				21,910

Total assets				$57,899,779

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2014
	Individual Markets	Empower Retirement	Other	Total
Revenue:
Premium income	$360,305	$1,215	$84,875	$446,395
Fee income	95,631	629,533	4,015	729,179
Other revenue	—	7,506	—	7,506
Net investment income	748,015	426,340	54,033	1,228,388
Realized investments gains (losses), net	44,381	102,597	393	147,371

Total revenues	1,248,332	1,167,191	143,316	2,558,839

Benefits and expenses:
Policyholder benefits	902,982	206,339	113,124	1,222,445
Operating expenses	136,850	647,165	79,107	863,122

Total benefits and expenses	1,039,832	853,504	192,231	2,085,567

Income (loss) before income taxes	208,500	313,687	(48,915)	473,272
Income tax expense (benefit)	68,719	104,162	(16,978)	155,903

Net income (loss)	$139,781	$209,525	$(31,937)	$317,369

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

20.  Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by Human Resources Committee. At its discretion the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the twenty trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2016	2015	2014
Lifeco Stock Plan	$2,190	$1,655	$3,384
Performance Share Unit Plan	5,318	2,320	6,263

Total compensation expense	$7,508	$3,975	$9,647

Income tax benefits	$2,458	$1,143	$2,404

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2016, and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$2,684	1.7
Performance Share Unit Plan	6,403	1.4

Equity Award Activity

During the year ended December 31, 2016, Lifeco granted 973,100 stock options to employees of the Company. These stock options vest over five - year periods ending in 2021. Compensation expense of $2,664 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Intrinsic value (1)
Outstanding, January 1, 2016	3,633,343	$21.68
Granted	973,100	25.88
Exercised	(359,345)	20.03
Cancelled and expired	(185,097)	25.87

Outstanding, December 31, 2016	4,062,001	23.25	6.1	$12,814
Vested and expected to vest, December 31, 2016	4,062,001	$23.25	6.1	$12,814
Exercisable, December 31, 2016	2,292,059	$21.81	4.3	$10,654

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2016, and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2016	2015	2014
Weighted average fair value of options granted	$2.74	$3.33	$5.53
Intrinsic value of options exercised (1)	2,102	4,234	401
Fair value of options vested	1,605	1,670	4,491

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The fair value of the options granted during the years ended December 31, 2016, 2015, and 2014 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2016	2015	2014
Dividend yield	3.99%	3.66%	3.95%
Expected volatility	19.03%	19.10%	26.63%
Risk free interest rate	0.80%	0.90%	1.75%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2016	440,089
Granted	313,837
Forfeited	(3,158)
Exercised	(151,857)

Outstanding, December 31, 2016	598,911

Vested and expected to vest, December 31, 2016	598,911

The cash payment in settlement of the Performance Share Unit Plan units was $3,988 and $6,375 for the years ended December 31, 2016, and 2015, respectively.

21.  Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments:

	Payment due by period
	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	$—	$—	$—	$528,400	$528,400
Related party long-term debt - interest (2)	24,683	49,365	49,365	451,951	575,364
Investment purchase obligations (3)	438,458	—	—	—	438,458
Operating leases (4)	14,152	23,830	13,114	69	51,165
Other liabilities (5)	28,147	16,046	11,389	33,964	89,546

Total	$505,440	$89,241	$73,868	$1,014,384	$1,682,933

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The other surplus note bears a variable interest rate plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2016, and do not consider the impact of future interest rate changes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans on real estate, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans on real estate is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2016, and 2015, were $438,458 and $50,692, of which $93,440 and $8,692 were related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $12,575, $12,050, and $7,628 for the years ended December 31, 2016, 2015, and 2014, respectively and is recorded in general insurance expense. The Company’s total future operating lease obligation will be reduced by minimum reimbursement of $7,301 due in the future under non-cancelable agreements.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the Post-Retirement Medical Plan and Supplemental Executive Retirement Plan.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility expires on March 1, 2018. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,100,000, as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), for each quarter ending after December 31, 2015. The Company was in compliance with all covenants at December 31, 2016, and 2015. At December 31, 2016, and 2015 there were no outstanding amounts related to the current and prior credit facilities.

GWSC and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,165,030 and renews annually until it expires on July 3, 2027. The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2016, and 2015, there were no outstanding amounts related to the letters of credit. See Note 4 for additional discussion regarding these letters of credit.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2016, and 2015, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company is defending lawsuits relating to the costs and features of certain retirement or fund products. These actions have not reached the trial stage. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the consolidated financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s consolidated financial position, results of its operations, or cash flows.

22.  Subsequent Events

On February 6, 2017, the Company’s Board of Directors declared dividends of $77,000, payable on March 15, 2017, to its sole shareholder, GWL&A Financial.

Variable Annuity-8 Series

Account of Great-West Life

& Annuity Insurance

Company

Annual Statement for the Year Ended

December 31, 2016 and Report of Independent

Registered Public Accounting Firm

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

INVESTMENT DIVISIONS

GREAT-WEST SECURE- FOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$27,981,541
Receivable for investments sold	12,600

Total assets	27,994,141

LIABILITIES:
Payable for investments purchased	12,600

Total liabilities	12,600

NET ASSETS	$27,981,541

NET ASSETS REPRESENTED BY:
Accumulation units	$27,981,541

NET ASSETS	$27,981,541

ACCUMULATION UNITS OUTSTANDING	2,675,819

UNIT VALUE (ACCUMULATION)	$10.46

(1) Cost of investments:	$28,505,890
Shares of investments:	2,939,238

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT DIVISIONS

GREAT-WEST SECURE- FOUNDATION® BALANCED FUND
(1)

INVESTMENT INCOME:
Dividends	$538,164

NET INVESTMENT INCOME (LOSS)	538,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	8,801
Realized gain distributions	597,236

Net realized gain (loss) on investments	606,037

Change in net unrealized appreciation (depreciation) on investments	(524,349)

Net realized and unrealized gain (loss) on investments	81,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$619,852

(1)	For the period July 5, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT DIVISIONS

GREAT-WEST SECUREFOUNDATION® BALANCED FUND
2016
(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$538,164
Net realized gain (loss) on investments	606,037
Change in net unrealized appreciation (depreciation) on investments	(524,349)

Increase (decrease) in net assets resulting from operations	619,852

CONTRACT TRANSACTIONS:
Purchase payments received	60,941
Transfers for contract benefits and terminations	(596,257)
Net transfers	27,992,898
Contract maintenance charges	(84,136)
Other, net	(11,757)

Increase (decrease) in net assets resulting from contract transactions	27,361,689

Total increase (decrease) in net assets	27,981,541

NET ASSETS:
Beginning of period	0

End of period	$27,981,541

CHANGES IN UNITS OUTSTANDING:
Units issued	2,812,586
Units redeemed	(136,767)

Net increase (decrease)	2,675,819

(1)	For the period July 5, 2016 to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2016

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group variable deferred annuity contracts. The Series Account consists of several investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2016, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

Other, net consists of amounts credited to the contract owners as part of the class action litigation settlement paid to Seligman Variable Annuity Funds.

Application of Recent Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU No. 2015-07”). The update required assets using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table. The update is effective for interim and annual periods beginning after December 15, 2016. The Series Account adopted ASU No. 2015-07 for its fiscal year beginning January 1, 2016. The adoption of this ASU did not have a material effect on the Series Account’s financial position or results of operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

Investment Division	Purchases	Sales

Great-West SecureFoundation Balanced Fund	$29,450,269	$953,180

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return

		(a)		(b)						(a)		(b)
GREAT-WEST SECUREFOUNDATION® BALANCED FUND (Effective date 06/30/2016) 2016	2,676	$10.46	to	$10.46	$27,982	2.64%	0.00%	to	0.00%	4.57%	to	4.57%

*	The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.
(a)	The amounts in these columns are associated with the highest Expense Ratio.
(b)	The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Variable Annuity-8 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”), as of December 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for the period presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2016, the results of its operations, the changes in net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 7, 2017

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)

Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (the “Depositor”) and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2016, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits

	(1)	Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-203628).

	(2)	Not applicable.

	(3)	Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(4)(a)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(4)(b)	Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(6)(a)	Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(6)(b)	Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(7)	Not Applicable.

	(8)(a)	Fund Participation Agreement between Registrant and Great-West Funds, Inc. and Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203268).

	(10)(a)	Written Consent of Eversheds Sutherland (USA) LLP is filed herewith.

	(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

	(11)	Not Applicable.

	(12)	Not Applicable.

	(13)	Powers of Attorney for Directors Bernbach, Coutu, A. Desmarais, O. Desmarais, P. Desmarais, Jr., Doer, Fleming, Généreux, Louvel, Mahon, Nickerson, Orr, Rousseau, Royer, Ryan, Jr., Selitto, Tretiak, and Walsh are filed herewith.

Item 25. Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

R.L. Reynolds	(2)	Director, President, and Chief Executive Officer

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

M.R. Coutu	Brookfield Asset Management Inc. 335 - 8th Avenue SW - Suite 1700 Calgary, AB T2P 1C9	Director

A.R. Desmarais	(4)	Director

O.A. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

G.A. Doer	(1)	Director

G.J. Fleming	(2)	Director

C. Généreux	(4)	Director

A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director

P.A. Mahon	(1)	Director

J.E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 North Sydney, Nova Scotia, Canada B2A 3M2	Director

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

G.D. Tretiak	(4)	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

E.F. Murphy, III	(2)	President, Empower Retirement

D.L. Musto	(2)	President, Great-West Investments

R.K. Shaw	(2)	President, Individual Markets

A.S. Bolotin	(2)	Senior Vice President and Chief Financial Officer

E.P. Friesen	(2)	Chief Investment Officer, General Account

J.W. Knight	(3)	Senior Vice President & Chief Technology Officer

C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement

C.S. Tocher	(2)	Chief Investment Officer, Segregated Funds

R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

K.I. Schindler	(2)	Chief Compliance Officer

R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations

J.M. Gearin	(2)	Senior Vice President, Empower Retirement Operations

W.S. Harmon	(2)	Head of Core Market

S.E. Jenks	(2)	Senior Vice President, Marketing

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

M.P. McCarthy	(2)	Senior Vice President, National Sales

W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market

D.G. McLeod	(2)	Senior Vice President, Product Management

B.J. Schwartz	(2)	Senior Vice President, Commercial Mortgage Investments

C.G. Step	(2)	Senior Vice President, Empower Retirement Products

W. Van Harlow	(2)	Senior Vice President, Empower Institute and Strategic Solutions

C. E. Waddell	(2)	Senior Vice President, Retirement Solutions

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/2016

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

(State/Country of Organization) - Nature of Business

Organizational Chart – December 31, 2016

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.22% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2016 414,461,536 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 903,009,256.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,638,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,747,312 or 59.22% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

2

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
95.84% - Putnam Investments, LLC (4.16% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
82.02% - PanAgora Asset Management, Inc. (16.08% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

3

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - Putnam Mortgage Opportunities Company
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

4

100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

5

70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

 0.001% - 7420928 Manitoba limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.

6

100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited

7

100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited(78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life International Re dac
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
30.45% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% Canada Life (Ireland) Limited

8

100.0% Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
30.43% - Allianz-Irish Life Holdings plc.
100.0% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited

9

100.0% - Canada Life Capital Bermuda II Limited
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation

10

61.506% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.94% - Investment Planning Counsel Inc. (and 3.06% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.89% - IPC Portfolio Services Inc. (and 11.11% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
37.74% - Portag3 Ventures LP
32.8% - Springboard LP
69.7% - WealthSimple Financial Corp.
15.0% - Personal Capital Corporation

E. Pargesa Holding SA Group of Companies (European investments)

11

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.9% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.8% - Pernod Ricard (7.5% in capital)
16.9% - Umicore
20.0% - Ontex
7.5% - adidas
0.4% - LTI One
1.2% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.6% - Imerys (53.7% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar
3.3% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
100.0% - GBL Energy S.á.r.l.
Capital
1.8% - adidas
0.7% - Total SA (1.2% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
67.4% - Serena S.á.r.l.
Capital
16.2% - SGS
100.0% - Eliott Capital

12

Capital
9.4% - LafargeHolcim
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
5.9% - Ergon Capital SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
100.0% - PrimeStone Capital Parallel Vehicle SCS
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
100.0% - Sienna Capital International
100.0% - GBL Finance S.á.r.l
32.6% - Serena S.á.r.l
1.0% - Engie (0.6% in capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions Plus Ltée
50.0% - Workopolis

13

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.19% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
32.5% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 14 LP
100.0% - Minnesota Solar, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.

14

100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
52.0% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings Inc. (non voting)
100.0% - Sagard Holdings Participation Inc.
75.0% - Sagard Holdings Inc.
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
97.3% - Vein Clinics of America
100.0% - 1069759 B.C. Unlimited Liability Company
96.7% - IntegraMed America, Inc.
50.0% - 9938982 Canada Inc.
100.0% - 9990089 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.

15

67.2% - Springboard L.P.
69.7% - WealthSimple Financial Corp. (67.8% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
24.52% - Portag3 Ventures L.P.
100.0% - 9917837 Canada Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 27. Number of Contract Owners

As of the date of this Registration Statement, there were 1107 owners of qualified Contracts offered by the Registrant by means of the prospectus contained herein.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of the Depositor whereby the Depositor may indemnify a director, officer, or controlling person of the Depositor against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 – INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this article:

(1)	“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)	“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.

(4)	“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)	“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)	Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:
(a)	The person’s conduct was in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and

(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.

(2)	A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)	In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;

(b)	The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)	The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)	If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)	A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.

(2)	The determinations required by subsection (1) of this section shall be made:

(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)	An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

(c)	A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)	A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)	Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of the Depositor

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29. Principal Underwriter

(a) GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. In addition to the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company (GWL&A), Variable Annuity-2 Series Account of GWL&A NY, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.

(b) Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter

E.F. Murphy, III	(1)	Chairman, President, and Chief Executive Officer

D.L. Musto	(1)	Director and Executive Vice President

R.K. Shaw	(1)	Director and Executive Vice President

S.E. Jenks	(1)	Director and Executive Vice President

C.E. Waddell	(1)	Director and Senior Vice President

K.I. Schindler	(1)	Chief Compliance Officer

R.H. Linton, Jr.	(1)	Executive Vice President

W.S. Harmon	(1)	Senior Vice President

R.J. Laeyendecker	(1)	Senior Vice President

M. McCarthy	(1)	Senior Vice President

W.J. McDermott	(1)	Senior Vice President

R.L. Logsdon	(1)	Vice President, Counsel, and Secretary

R.M. Mattie	(1)	FIN OP Principal, Vice President and Treasurer

S.M. Gile	(1)	Vice President
M.J. Kavanagh	(1)	Assistant Vice President, Counsel and Associate Chief Compliance Officer Compliance Officer

B.R. Hudson	(1)	Senior Counsel and Assistant Secretary

T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, Colorado 80111.

(c) Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS	-0-	-0-	-0-

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a)         Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)         Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)         Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)         The Depositor, Great-West Life & Annuity Insurance Company, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.

(e)         Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this13th day of April, 2017.

VARIABLE ANNUITY-8 SERIES ACCOUNT
(Registrant)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Depositor)

By:	/s/ Robert L. Reynolds
Robert L. Reynolds
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. Jeffrey Orr		April 13, 2017
R. Jeffrey Orr*	Chairman of the Board

/s/ Robert L. Reynolds		April 13, 2017
Robert L. Reynolds	Director, President and Chief Executive Officer

/s/ Andra S. Bolotin		April 13, 2017
Andra S. Bolotin	Senior Vice President and Chief Financial Officer

/s/ John L. Bernbach		April 13, 2017
John L. Bernbach*	Director

/s/ Marcel R. Coutu		April 13, 2017
Marcel R. Coutu*	Director

/s/ André R. Desmarais		April 13, 2017
André R. Desmarais*	Director

/s/ Olivier A. Desmarais		April 13, 2017
Olivier A. Desmarais*	Director

/s/ Paul G. Desmarais, Jr.	Director	April 13, 2017
Paul G. Desmarais, Jr.*

/s/ Gary A. Doer	Director	April 13, 2017
Gary A. Doer*

/s/ Gregory J. Fleming	Director	April 13, 2017
Gregory J. Fleming*

/s/ Claude Généreux	Director	April 13, 2017
Claude Généreux*

/s/ Alain Louvel	Director	April 13, 2017
Alain Louvel*

/s/ Paul A. Mahon	Director	April 13, 2017
Paul A. Mahon*

/s/ Jerry E.A. Nickerson	Director	April 13, 2017
Jerry E.A. Nickerson*

/s/ Henri P. Rousseau	Director	April 13, 2017
Henri P. Rousseau*

/s/ Raymond Royer	Director	April 13, 2017
Raymond Royer*

/s/ T. Timothy Ryan, Jr.	Director	April 13, 2017
T. Timothy Ryan, Jr.*

/s/ Jerome J. Selitto	Director	April 13, 2017
Jerome J. Selitto*

/s/ Gregory D. Tretiak	Director	April 13, 2017
Gregory D. Tretiak*

/s/ Brian E. Walsh	Director	April 13, 2017
Brian E. Walsh*

/s/ Ryan L. Logsdon		April 13, 2017
Ryan L. Logsdon	*Attorney-in-Fact pursuant to Power of Attorney